UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Enterprise Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENTERPRISE BANCORP, INC.

222 MERRIMACK STREET

LOWELL, MASSACHUSETTS 01852

TELEPHONE: (978) 459-9000

April 2, 2009

Dear Stockholder:

You are cordially invited to attend the 2009 Annual Meeting of stockholders (the “Annual Meeting”) of Enterprise Bancorp, Inc. (the “Company”), the parent holding company of Enterprise Bank and Trust Company, to be held on Tuesday, May 5, 2009, at 4:00 p.m. local time, at the Vesper Country Club, 185 Pawtucket Boulevard, Tyngsboro, Massachusetts.

The Annual Meeting has been called for the following purposes:

1.                                       To elect five Directors of the Company, each for a three-year term;

2.                                       To approve and adopt the Company’s 2009 Stock Incentive Plan;

3.                                       To ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

4.                                       To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The accompanying Proxy Statement of the Company provides information concerning the matters to be voted on at the Annual Meeting. Also enclosed is the Company’s 2008 annual report to stockholders, which contains additional information and results for the year ended December 31, 2008, including the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to either (1) deliver your proxy electronically by following the instructions included with your proxy card, OR (2) deliver your proxy by phone by following the instructions included with your proxy card OR (3) deliver your proxy by mail by completing, dating, signing and returning your proxy card in the enclosed postage paid envelope.

Thank you in advance for returning your proxy. We appreciate your continuing support of the Company.

Sincerely,

George L. Duncan

Chairman of the Board

ENTERPRISE BANCORP, INC.

222 MERRIMACK STREET

LOWELL, MASSACHUSETTS 01852

TELEPHONE: (978) 459-9000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Stockholders Meeting of Enterprise Bancorp, Inc. will be held at the

VESPER COUNTRY CLUB

185 Pawtucket Boulevard

Tyngsboro, MA 01879

on Tuesday, May 5, 2009 at 4:00 p.m.

The annual meeting is being held for the following purposes:

1.                                       To reelect John P. Clancy, Jr., James F. Conway, III, Lucy A. Flynn, John P. Harrington and Nickolas Stavropoulos to serve as Directors of the Company for a three-year term (Proposal One);

2.                                       To approve and adopt the Company’s 2009 Stock Incentive Plan (Proposal Two);

3.                                       To ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009 (Proposal Three); and

4.                                       To transact any other business which may properly come before the meeting or any adjournments or postponements thereof.

You may vote at the Annual Meeting if you were a stockholder of record at the close of business on March 9, 2009.

In the event there are not sufficient votes to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors

Michael A. Spinelli

Secretary

222 Merrimack Street

Lowell, Massachusetts 01852

April 2, 2009

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE (1) DELIVER YOUR PROXY ELECTRONICALLY BY FOLLOWING THE INSTRUCTIONS INCLUDED WITH YOUR PROXY CARD OR (2) DELIVER YOUR PROXY BY PHONE BY FOLLOWING THE INSTRUCTIONS INCLUDED WITH YOUR PROXY CARD OR (3) COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.  IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO.

PROXY STATEMENT

ENTERPRISE BANCORP, INC.

222 MERRIMACK STREET

LOWELL, MASSACHUSETTS 01852

Telephone: (978) 459-9000

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, May 5, 2009

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 5, 2009

The proxy statement and annual report are available to shareholders at www.edocumentview.com/ebtc.

You may obtain directions to the Vesper Country Club in Tyngsboro, where our annual meeting will be held this year, by going to the following web site: https://vespercc.memberstatements.com/tour/tours.cfm?tourid=6866 and scrolling down to “Driving Directions”.

GENERAL INFORMATION

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Enterprise Bancorp, Inc. (the “Company”), the parent holding company of Enterprise Bank and Trust Company (the “Bank”), for the 2009 Annual Meeting of stockholders of the Company (the “Annual Meeting”), to be held on Tuesday, May 5, 2009 at 4:00 p.m. local time, at the Vesper Country Club, 185 Pawtucket Boulevard, Tyngsboro, Massachusetts and at any adjournments or postponements thereof. This Proxy Statement, the accompanying Notice of Annual Meeting and the accompanying proxy card are first being mailed to stockholders on or about April 2, 2009.

The Annual Meeting has been called for the following purposes: (1) to elect five Directors of the Company, each to serve for a three-year term; (2) to approve and adopt the Company’s 2009 Stock Incentive Plan (3) to ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and (4) to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Company is a Massachusetts corporation and a registered bank holding company. All of the Company’s material business activities are conducted through the Bank.

Record Date

The Board of Directors has fixed the close of business on March 9, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof (the “Record Date”). Only holders of record of the Company’s common stock (the “Common Stock”) at the close of business on the Record Date will be entitled to vote.  At the close of business on the Record Date, there were 8,068,581 shares of the Common Stock issued and outstanding. The holders of shares of the Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted to the Annual Meeting or any adjournments or postponements thereof.

Proxies

You may vote at the annual meeting in person or by proxy.  Proxies may be delivered electronically via the Internet, by phone, or in writing by mail.  If you intend to deliver a proxy electronically or by phone, you may do so by following the instructions included with your proxy card.  If you hold your shares in “street name”, such as in a stock brokerage account or through a bank or other nominee, you need to check your proxy card or contact your broker or nominee to determine whether electronic or telephonic proxy delivery is available to you. If you intend to deliver a proxy by mail, we request that you complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

If you are delivering a proxy electronically or by phone and you properly follow the instructions included with your proxy card for doing so by no later than the deadline indicated in such instructions or if you are delivering a proxy by mail and you return the enclosed proxy card properly executed to the Company in time to be voted at the Annual Meeting, then the shares represented by your proxy, regardless of the method of delivery,  will be voted in accordance with your voting instructions, unless you subsequently revoke your proxy as further explained below.

If you properly deliver your proxy, without including any instructions as to how your proxy should be voted, then your proxy will be voted as follows: (1) FOR the election of John P. Clancy, Jr., James F. Conway, III, Lucy A. Flynn, John P. Harrington and Nickolas Stavropoulos, the five nominees of the Board of Directors, as Directors of the Company; (2) FOR the approval and adoption of the Company’s 2009 Stock Incentive Plan; (3) FOR the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and (4) in such manner as management’s proxy-holders shall decide on such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The presence of a stockholder at the Annual Meeting will not automatically revoke a stockholder’s proxy. A stockholder may, however, revoke a proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by filing with the Secretary of the Company a written notice of revocation, or by delivering to the Company a duly executed proxy bearing a later date, or by properly delivering a proxy electronically or by phone at a later date, or by attending the Annual Meeting and voting in person. All written notices of revocation and other written communications with respect to revocation of proxies in connection with the Annual Meeting should be addressed as follows: Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, Massachusetts 01852, Attention: Michael A. Spinelli, Secretary.

It is not anticipated that any matters other than those set forth in the foregoing proposals (1), (2) and (3) contained in this Proxy Statement will be brought before the Annual Meeting. Please see the additional information under the heading “Stockholder Proposals” at page 39 of this Proxy Statement for a description of the requirements that must be satisfied in order for any Director nomination or other stockholder proposal, which is not otherwise included in this Proxy Statement, to be presented by any stockholder at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters in their discretion in accordance with their best judgment.

In addition to use of the mails, proxies may be solicited personally or by telephone, fax or e-mail by officers, Directors and employees of the Company, none of whom will be specially compensated for such solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred in that connection. The cost of soliciting proxies will be borne by the Company.

Quorum; Vote Required

The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Common Stock is necessary to constitute a quorum at the Annual Meeting for the transaction of business. Abstentions and “broker non-votes” (as defined below) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

The number of affirmative votes required for approval of the matters to be considered at the Annual Meeting is as follows:

•                  A plurality of the affirmative votes cast by shareholders present, in person or by proxy, at the Annual Meeting is required for the election of directors.  “Plurality” means that the nominees receiving the largest number of affirmative votes cast are elected as directors up to the maximum number of directors who are nominated to be elected at the annual meeting.  At the Annual Meeting the maximum number of directors to be elected is five.

•                  A majority of affirmative votes cast by shareholders present, in person or by proxy, at the Annual Meeting is required to approve and adopt the Company’s 2009 Stock Incentive Plan.

•                  A majority of affirmative votes cast by shareholders present, in person or by proxy, at the Annual Meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2009.

In voting for the election of directors, you may vote “for” all nominees or “withhold” your vote from all nominees or from only certain specified nominees.  Withholding a vote from all or some of the nominees is effectively a vote against such nominee(s), but will not prevent the election of such nominee(s) so long as such nominee(s) receive a plurality of the affirmative votes cast at the Annual Meeting.

In voting for the approval and adoption of the Company’s 2009 Stock Incentive Plan, you may vote “for” or “against” such approval and adoption or you may “abstain” from voting on the matter.  Under Massachusetts law, an abstention is not considered a vote cast at a meeting and, consequently, abstentions will have no effect on the voting for this proposal.

In voting for the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2009, you may vote “for” or “against” such ratification or you may “abstain” from voting on the matter.  Under Massachusetts law, an abstention is not considered a vote cast at a meeting and, consequently, abstentions will have no effect on the voting for this proposal.

With respect to the matters to be considered at the Annual Meeting, broker non-votes will be disregarded for purposes of determining whether a proposal has been approved.

Under existing stock exchange rules, banks, brokers, or other nominees may vote shares held for a customer in street name on matters that are considered to be “routine” even if they have not received voting instructions from their clients.  A broker “non-vote” occurs when a bank, broker, or other nominee has not received voting instructions from a customer and does not vote the customer’s shares either because the matter is not considered routine or because the bank, broker or other nominee does not exercise its prerogative to vote even if the matter is considered routine.

The first and third proposals to be brought before the Annual Meeting this year, namely the election of directors and the ratification of the appointment of the independent registered public accounting firm, are considered “routine” matters, which means that if your shares are held in street name your bank, broker, or other nominee may vote your shares on these matters in its sole discretion if you do not provide timely instructions for voting your shares.  The second proposal to be brought before the Annual Meeting this year, namely the approval and adoption of the stock incentive plan, is generally not considered a “routine” matter, which means that if your shares are held in street name your bank, broker, or other nominee may not vote your shares on this matter unless you provide timely instructions for such voting.

The Directors and executive officers of the Company have indicated that they intend to vote all shares of the Common Stock that they are entitled to vote in favor of each of proposals (1), (2) and (3)  presented herein. On the Record Date, the Directors and executive officers of the Company in the aggregate had the right to vote 2,315,871 shares of the Common Stock representing approximately 28.70% of the outstanding shares of the Common Stock as of such date.

PROPOSAL ONE

ELECTION OF CLASS OF DIRECTORS

The Company’s By-Laws provide that the number of Directors shall be set by a majority vote of the entire Board of Directors. The number of Directors for the Company has been set at 16 through the date of the Annual Meeting.  Under the Company’s Articles of Organization and By-Laws, this number is divided into three classes, as nearly equal in number as possible, with the Directors in each class serving a term of three years and until their respective successors are duly elected and qualified, or until his or her earlier resignation, death or removal. As the term of one class expires, a successor class is elected at the annual meeting of stockholders for that year.

At the Annual Meeting, there are five Directors to be elected to serve until the 2012 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until his or her earlier resignation, death or removal. The Board of Directors has nominated, upon the recommendation of the Board’s Corporate Governance/Nominating Committee, each of John P. Clancy, Jr., James F. Conway, III, Lucy A. Flynn, John P. Harrington and Nickolas Stavropoulos, for election as a Director for a three-year term.

Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as a Director of each of the nominees named above. The Board of Directors believes that all of the nominees will stand for election and will serve as a Director if elected. However, if any person nominated by the Board of Directors fails to stand for election or is unable or refuses to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Information Regarding Nominees

The following table sets forth certain information for each of the five nominees for election as Directors at the Annual Meeting. Each individual has been engaged in his or her principal occupation for at least five years, except as otherwise indicated.

Nominees

(Term to Expire in 2012)

Name, Age and Principal Occupation	Director Since (1)

John P. Clancy, Jr. (51) Chief Executive Officer of the Company and the Bank (and prior to July, 2007, also Chief Investment Officer of the Bank); From January 1, 2005 through December 31, 2006, Executive Vice President and Chief Operating Officer of the Company and Executive Vice President, Chief Operating Officer and Chief Investment Officer of the Bank; prior to January 2005, President and Treasurer of the Company and Executive Vice President, Treasurer and Chief Investment Officer of the Bank	2003

James F. Conway, III (56) President, Chief Executive Officer and Chairman, Courier Corporation, a publicly held company specializing in the publishing, printing and sale of books	1989

Lucy A. Flynn (55) Vice President Global Marketing Communications, Raytheon Company, a publicly held technology company specializing in defense, homeland security and other government markets	1997

John P. Harrington (66) Energy Consultant for Tennessee Gas Pipeline Company; since May 2007, Assistant Secretary of the Company and the Bank	1989

Nickolas Stavropoulos (51) Executive Vice President, U.S. Gas Distribution, National Grid, a publicly held company focused on the delivery of electricity and natural gas; from June 2004 through August 2007, President, KeySpan Energy Delivery, and Executive Vice President, KeySpan Corporation; prior to June 2004, Executive Vice President, KeySpan Corporation and President, KeySpan Energy New England; member of Board of Directors, Dynamic Research Corporation, a publicly held company that provides mission-critical technology management services and solutions for government programs	2002

(1)          All of the listed Nominees are also Directors of the Bank. The years listed in the foregoing table are the respective years in which each named individual first became a Director of the Company and the Bank.

For information regarding the remaining members of the Board of Directors, who will continue to serve after the Annual Meeting, see the listing under the heading “Continuing Directors” at pages 11-12 below.

Recommendation of Directors

The Board of Directors recommends that the stockholders vote FOR the election of John P. Clancy, Jr., James F. Conway, III, Lucy A. Flynn, John P. Harrington and Nickolas Stavropoulos, the five nominees proposed by the Board of Directors, as Directors of the Company to serve until the 2012 annual meeting of stockholders and until their successors are duly elected and qualified.

PROPOSAL TWO

APPROVAL OF 2009 STOCK INCENTIVE PLAN

Description of 2009 Stock Incentive Plan

On March 17, 2009, the Board of Directors unanimously approved and adopted the Enterprise Bancorp, Inc. 2009 Stock Incentive Plan (the “Stock Incentive Plan” or the “Plan”) and directed that the Stock Incentive Plan be submitted to the Company’s stockholders for their consideration and approval.

Purpose, Participants, Effective Date and Duration.  The purpose of the Stock Incentive Plan is to encourage and enable the officers, employees, non-employee directors and consultants of the Company and its subsidiaries (including without limitation the Bank) upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  The Stock Incentive Plan allows for the granting of options to acquire Common Stock (“Options”), shares of Common Stock subject to restrictions (“Restricted Stock”), rights based on the value of the Common Stock (“Restricted Stock Units” or “RSUs”) and rights based on future appreciation in the value of the Common Stock (“Stock Appreciation Rights” or “SARs”).  Grants of Options, Restricted Stock, RSUs and/or SARs are referred to collectively in this summary as “Awards.”

The majority of the shares of Common Stock reserved for issuance pursuant to the Company’s Amended and Restated 2003 Stock Incentive Plan are subject to previously granted and currently outstanding Options and Restricted Stock.  Consequently, the Board of Directors believes that the adoption of the Stock Incentive Plan is necessary to enable the Company to continue in the future to attract and retain the high caliber of employees and directors required for the Company’s continuing growth and success.

As of the date of this Proxy Statement, there are 13 non-employee directors, six executive officers (including three employee directors) and approximately 326 other employees, including other officers, who would be eligible participants under the Stock Incentive Plan.  While outside consultants would also be eligible participants under the Plan, the Board of Directors has no current intention of granting Awards to any such persons.

The Stock Incentive Plan remains subject to approval by the Company’s stockholders.  If the Stock Incentive Plan is approved by stockholders at the Annual Meeting or any subsequent meeting held no later than March 16, 2010, then the Plan will remain in effect through March 16, 2019, unless earlier terminated by the Board of Directors.  Any early termination of the Stock Incentive Plan by the Board of Directors will not affect Awards granted prior to such termination, but no additional Awards may be granted after any termination of the Plan.

Shares Subject to the Stock Incentive Plan.  The total number of shares of Common Stock that may be subject to Awards under the Stock Incentive Plan may not exceed 400,000 (the “Reserved Shares”), which equals slightly less than 5% of the number of shares of Common Stock outstanding on the Record Date.  These shares may be authorized but unissued shares or treasury shares.  In the event of any change in the number or kind of Common Stock outstanding pursuant to a reorganization, recapitalization, exchange of shares, stock dividend or split or combination of shares, appropriate adjustments to the number of Reserved Shares and the number of shares subject to outstanding Awards, in the exercise price per share of outstanding Options and in the kind of shares which may be distributed under the Stock Incentive Plan will be made.  The total amount of Reserved Shares that may be granted to any single employee under the Stock Incentive Plan may not exceed in the aggregate 120,000 shares.  Shares will be deemed issued under the Stock Incentive Plan only to the extent actually issued pursuant to an Award.  To the extent that an Award under the Stock Incentive Plan lapses or is forfeited, any shares subject to such Award will again become available for grant under the terms of the Stock Incentive Plan.

Administration.  The Stock Incentive Plan may be administered by the Board of Directors’ Compensation Committee, which must consist of at least three members of the Board who are not employees of the Company or any of its subsidiaries, or by the Board of Directors itself.  References to the “Compensation Committee” in this summary are intended to refer to the Compensation Committee or the full Board of Directors, as the case may be, unless the context requires otherwise.  For so long as Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is applicable to the Company, each member of the Compensation Committee must be a “non-employee director” or the equivalent within the meaning of the SEC’s Rule 16b-3 promulgated under the Exchange Act.  For so long as Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), is applicable to the Company, each such member of the Compensation Committee must also be an “outside director” within the meaning of Section 162 of the Code and the regulation thereunder.  With respect to persons subject to Section 16 of the Exchange Act (generally, executive officers, directors and any 10% stockholders), all transactions under the Stock Incentive Plan are intended to comply with all applicable conditions of the SEC’s Rule 16b-3 or any successor regulation.

Subject to the terms of the Stock Incentive Plan, the Compensation Committee has authority to: (i) select the persons to whom Awards shall be granted; (ii) determine the number or value and the terms and conditions of Awards granted to each such person, including the price per share to be paid upon exercise of any Option and the period within which each such Option may be exercised; and (iii) interpret the Stock Incentive Plan and prescribe rules and regulations for the administration thereof.  Notwithstanding the Compensation Committee’s general authority to grant Awards and administer the Plan, the full Board of Directors must approve all grants of Awards to all executive officers and any directors of the Company.

Stock Options. In granting Options under the Plan, the Compensation Committee will determine the number of shares of Common Stock subject to the Option, the exercise price of the Option, the manner and time of exercise of the Option and whether the Option is intended to qualify as an incentive stock option (“ISO”) within the meaning of Section 422 of the Code.  Options that are not intended to qualify as ISOs are referred to as nonqualified stock options (“NSOs”).  In the case of an ISO, the exercise price may not be less than the “fair market value” of the Common Stock on the date the Option is granted; provided, however, that in the case of an employee who owns (or is considered to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the price at which Common Stock may be purchased pursuant to an ISO may not be less than 110% of the fair market value of the Common Stock on the date the ISO is granted.

The duration of the ISOs and NSOs granted under the Stock Incentive Plan may be  specified pursuant to each respective stock option agreement, but in no event can any ISO be exercisable after the expiration of 10 years after the date of grant.  In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, no ISO shall be exercisable after the expiration of five years from its date of grant.  The Compensation Committee, in its discretion, may provide that any Option is exercisable during its entire duration or any lesser period of time.

The option exercise price may be paid in cash, in shares of Common Stock owned by the optionee (subject to certain limitations specified in the Stock Incentive Plan), or by means of a “cashless exercise” procedure in which a broker transmits funds to the Company in accordance with procedures specified in the Plan.

Restricted Stock.  The Compensation Committee may grant to participants a number of shares of Common Stock determined in its discretion, subject to terms and conditions so determined by it, including conditions that may require the holder to forfeit the Common Stock in the event that the holder ceases to provide services to the Company or a subsidiary before a stated time.  Unlike holders of Options, a holder of Restricted Stock has the rights of a stockholder of the Company to vote the shares and, depending upon the terms of the grant, may also be entitled to receive payments of dividends on the Restricted Stock.

Restricted Stock Units and Stock Appreciation Rights.  The granting of RSUs and SARs involve rights based on the value and the appreciation in value, if any, of the Common Stock, respectively, and do not involve in either instance the issuance of any shares at the time of grant.  The terms and conditions of any RSUs and SARs that may be granted under the Plan will be determined in the sole discretion of the Compensation Committee at the time of grant, including vesting requirements and whether vested benefits may be settled in cash and/or shares of Common Stock.

Effect of Certain Corporate Transactions.  If while unexercised or otherwise unvested Awards remain outstanding under the Stock Incentive Plan the Company is subject to a Change in Control (as such term is defined in the Stock Incentive Plan) or is liquidated, then, except as otherwise specifically provided to the contrary in any applicable agreement, (i) each such Option outstanding immediately prior to the effective time of such Change of Control or liquidation shall become immediately exercisable upon such effective time with respect to all of the Reserved Shares subject to such Option, whether or not the participant’s rights under such Option would otherwise have been so fully exercisable at such time and (ii) each holder of shares of Restricted Stock, RSUs and/or SARs outstanding immediately prior to the effective time of such Change in Control or liquidation shall become fully vested upon such effective time with respect to such holder’s ownership of such shares or rights under such RSUs and/or SARs, whether or not such holder would otherwise have been so fully vested with respect to such shares or rights at such time.

Amendments to Stock Incentive Plan.  The Board of Directors may amend or discontinue the Plan at any time and the Board of Directors or the Compensation Committee, as the case may be, may also amend or cancel any outstanding Award at any time for the purpose of satisfying any changes in law or for any other lawful purpose, except that no such amendment, discontinuation or cancellation of the Plan or of any Awards may adversely affect the rights of any holder of an outstanding Award without the holder’s consent.  Any amendment to the Plan will require the approval of the Company’s stockholders if and to the extent required under the rules of any stock exchange or market system on which the Common Stock is listed, or required to ensure that any outstanding ISOs granted under the Plan remain qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, or required to ensure the availability to the Plan of the protections of Section 16(b) of the Exchange Act or as may otherwise be required for any other reason under applicable law.

The following description of the federal income tax consequences of Options, Restricted Stock, Restricted Stock Units and Stock Appreciation Rights is general and does not purport to be complete.

Tax Treatment of Options.  A participant realizes no taxable income when an NSO is granted.  Instead, the difference between the fair market value of the Common Stock subject to the NSO and the exercise price paid is taxed as ordinary compensation income when the NSO is exercised.  The difference is measured and taxed as of the date of exercise, if the stock is not subject to a “substantial risk of forfeiture,” or as of the date or dates on which the risk terminates in other cases.  A participant may elect to be taxed on the difference between the exercise price and the fair market value of the Common Stock on the date of exercise, even though some or all of the Common Stock acquired is subject to a substantial risk of forfeiture.  Gain on the subsequent sale of the Common Stock is taxed as a capital gain.  The Company receives no tax deduction on the grant of a NSO, but is entitled to a tax deduction when the participant recognizes taxable income on or after exercise of the NSO, in the same amount as the income recognized by the participant.

Generally, a participant incurs no federal income tax liability on either the grant or the exercise of an ISO, although a participant will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the stock subject to an ISO over the exercise price.  Provided that the shares of Common Stock are held for at least one year after the date of exercise of the related ISO and at least two years after its date of grant, any gain realized on the subsequent sale of the stock will be taxed as long-term capital gain.  If the stock is disposed of within a shorter period of time, the participant will be taxed as if the participant had then received ordinary compensation income in an amount equal to the difference between the fair market value of the stock on the date of exercise of the ISO and its fair market value on its date of grant.  The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the participant recognizes taxable income on account of a premature disposition of ISO stock, in the same amount and at the same time as the participant’s recognition of income.

Tax Treatment of Restricted Stock.  A person who receives a grant of Common Stock subject to restrictions generally will not recognize taxable income at the time the award is received, but will recognize ordinary compensation income when any restrictions constituting a substantial risk of forfeiture lapse.  The amount of imputed income will be equal to the excess of the aggregate fair market value, as of the date the restrictions lapse, over the amount (if any) paid by the holder for the Restricted Stock.  Alternatively, a recipient of Restricted Stock may elect to be taxed on the excess of the fair market value of the Restricted Stock at the time of grant over the amount (if any) paid for the Restricted Stock, notwithstanding the restrictions on the stock.  Outright grants of Common Stock (i.e., grants without any restrictions) will result in ordinary compensation income to the participant.  All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the participant.

Tax Treatment of Restricted Stock Units and Stock Appreciation Rights.  A participant incurs no imputed income upon the grant of an RSU or SAR, but upon its exercise realizes ordinary compensation income in an amount equal to the cash and/or fair market value of the Common Stock (if the RSU or SAR is settled in whole or in part in shares of Common Stock) that the participant receives at that time.  All such taxable amounts are deductible by the Company at the time and in the amount of the ordinary compensation income recognized by the participant.  This description assumes that the terms of the RSU or SAR require that the participant exercise the RSU or SAR at the time it vests and that the participant’s receipt of payment cannot be deferred beyond the “short term deferral” period permissible under Section 409A of the Code and the final U.S. Treasury regulations thereunder.

Parachute Payments.  Under certain circumstances, an accelerated vesting or granting of Awards in connection with a Change in Control of the Company may give rise to a “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code.  To the extent it is so considered, a participant may be subject to a 20% nondeductible federal excise tax and the Company may be denied an income tax deduction.

Based upon the closing price of the Common Stock as reported on the Nasdaq Global Market on March 19, 2009, the current fair market value of the Common Stock is $8.75 per share.

No Awards have been granted under the Stock Incentive Plan that are contingent upon stockholder approval of the Plan.

Recommendation of Directors

The Board of Directors recommends that the stockholders vote FOR the approval and adoption of the Company’s 2009 Stock Incentive Plan.

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009.

The Company is not required to submit the ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm to a vote of stockholders. In the event a majority of the votes cast are against the appointment of KPMG LLP, the Audit Committee may consider the vote and the reasons therefor in future decisions on its appointment of the Company’s independent registered public accounting firm.

Representatives of KPMG LLP are expected to attend the annual meeting at which time they will have an opportunity to make a statement if they wish to do so and will be available to answer any appropriate questions from stockholders.

Audit Fees

The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company’s annual consolidated financial statements for the year ended December 31, 2008 and the review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q as filed with the SEC during the year ended December 31, 2008 were $372,000. The same fees for the year ended December 31, 2007 were $347,500.

Audit-Related Fees

There were no audit-related fees billed to the Company for the years ended December 31, 2008 and December 31, 2007.

Tax Fees

The Company paid $27,800 in 2008 and $24,600 in 2007 to KPMG LLP for tax preparation services performed in each of these two years.

All Other Fees

No additional fees were paid to KPMG LLP in 2008 and 2007.

The Audit Committee must approve in advance any audit or permissible non-audit engagement or relationship between the Company and its independent registered public accounting firm. The Audit Committee has delegated to its chairman this approval authority, subject to the requirement that the chairman report the terms of any such engagement or relationship to the full Audit Committee at its next regularly scheduled meeting. All of the services described above, including those described under the headings, “Audit-Related Fees”, “Tax Fees”, and “All Other Fees”, were provided in conformance with such pre-approval requirements. The Audit Committee has determined that providing the services described above under the headings, “Audit-Related Fees”, “Tax Fees”, and “All Other Fees”, is compatible with maintaining the independence of KPMG LLP.

Recommendation of Directors

The Board of Directors recommends that the stockholders vote FOR the ratification of the Audit Committee’s appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009.

BOARD OF DIRECTORS

In addition to the nominees for election to the Board of Directors set forth above, the Board of Directors is comprised of the individuals listed below whose terms expire at the annual meetings of the Company’s stockholders in 2010 and 2011.  Each individual has been engaged in his or her principal occupation for at least five years, except as otherwise indicated.

Continuing Directors

(Term to expire in 2010)

Name, Age and Principal Occupation	Director Since (1)

Nancy L. Donahue (78) Philanthropist and Chair of the Merrimack Repertory Theatre	1988

George L. Duncan (68) Chairman of the Company and the Bank since their inception; prior to January 2007, also Chief Executive Officer of the Company and the Bank since inception	1988

Eric W. Hanson (65) Since December, 2006, Chief Financial Officer of Klin Spirits, LLC, a privately held distributor of imported Russian vodka; prior to August 2008, Chairman of the Board, D.J. Reardon Company, Inc., a privately held distributorship of Anheuser-Busch beverages and affiliated brands	1991

Michael T. Putziger (63)
Since 2005, Vice Chairman of WinnCompanies, a private real estate company that develops, acquires and manages multi-family and mixed income properties nationwide; since 2005, Of Counsel to Murtha Cullina, LLP, a firm which provides legal services to businesses, governmental units, non-profit organizations and individuals (prior to 2005, Partner in Murtha Cullina, LLP); since 2007, Chairman of the Board of Directors of Bank of Florida Corporation, a publicly held Florida multi-bank holding company (prior to 2007, member of the Board of Directors of Bank of Florida Corporation and of Bank of Florida - Southwest); since 2007, member of the Board of Directors of New Hampshire Thrift Bancshares, the publicly held parent company of Lake Sunapee Bank, a federally chartered savings bank (prior to 2007, a member of the Board of Directors of First Community Bank based in Woodstock, Vermont, which was acquired by New Hampshire Thrift Bancshares and merged into Lake Sunapee Bank)

2008

Name, Age and Principal Occupation	Director Since (1)

Carol L. Reid (61) Financial Executive; prior to September 2005, Vice President, Corporate Controller and Chief Accounting Officer of Avid Technology, Inc., a publicly held company specializing in digital media creation tools for film, audio, animation, games and broadcast	2006

Michael A. Spinelli (76) Founder, Global Tourism Solutions, an international tourism consulting firm for emerging nations; Secretary of the Company and the Bank	1988

(Term to expire in 2011)

Name, Age and Principal Occupation	Director Since (1)

Kenneth S. Ansin (44) Entrepreneur and private investor; prior to August 2007, owner and President of Norwood Fine Cabinetry, a privately held company specializing in kitchen and bath cabinetry	1994

John R. Clementi (59) President, Plastican, Inc., a privately held manufacturer of plastic pails and covers	1998

Carole A. Cowan (66) President, Middlesex Community College, the largest community college in Massachusetts	1999

Arnold S. Lerner (79) Retired radio station owner; Vice Chairman of the Company and the Bank; member of the Board of Directors, Courier Corporation, a publicly held company specializing in the publishing, printing and sale of books	1988

Richard W. Main (61) President of the Company and President and Chief Lending Officer of the Bank; prior to January 2005, President, Chief Operating Officer and Chief Lending Officer of the Bank	1989

(1)                              All of the Directors are also Directors of the Bank. The years listed in the foregoing tables are the respective years in which each named individual first became a Director of the Company and the Bank.

Independence of Board of Directors

The Board of Directors has determined that every individual who served as a Director during the year ended December 31, 2008 is “independent” of the Company’s management on the basis of the independence standards contained in Rule 4200(a)(15) of the Marketplace Rules of The NASDAQ Stock Market, except for Messrs.

Duncan, Main and Clancy, who are all current employees of the Company, and Messrs. Putziger and Lerner as further described below.

Mr. Putziger, who joined the Board of Directors on April 15, 2008, holds a 13.7% limited partnership interest in a limited partnership that is the sole beneficiary of a real estate trust that leases the Bank’s headquarters from the U.S. National Park Service and in turn subleases the building to the Bank.  This lease relationship and the payments made thereunder by the Bank in 2008 are described further under the heading “Transactions With Certain Related Persons” at pages 35-36 below.  Mr. Putziger also held a 13.6% general partnership interest in a general partnership that was the sole beneficiary of a real estate trust that previously owned the building that houses the majority of the Bank’s operations departments.  The Bank acquired this building from the trust in September 2007 for $2,760,787, in addition to having paid a total of $330,782 in prior lease payments to the trust in 2007.  Based on Mr. Putziger’s ownership interest in the partnership, his proportional interest in the gross proceeds paid by the Bank in connection with these lease and purchase transactions totaled $419,835 in 2007.  Taking into account debt obligations on the building that were satisfied prior to any distributions being made by the trust to any of the partners of the partnership, the amount that Mr. Putziger personally received in connection with these lease and purchase transactions totaled $150,915.  Mr. Putziger also held a 25% interest in a real estate trust that formerly owned parking facilities used by Bank employees.  The Bank purchased the parking facilities for $187,500 in 2007, of which Mr. Putziger received $46,875.  All of these transactions were negotiated and/or completed prior to Mr. Putziger’s becoming a member of the Board of Directors, and the Board believes that the terms of all of these transactions, including the amounts paid by the Bank, were a product of arms-length negotiations between the parties.

Mr. Lerner held a 5% general partnership interest in the general partnership that was the sole beneficiary of the real estate trust that previously owned the building that houses the majority of the Bank’s operations departments as described above.  In connection with the previously described lease and purchase transactions, Mr. Lerner’s proportional interest in the gross proceeds paid by the Bank totaled $154,578.   Taking into account the debt obligations on the building that were satisfied prior to the partnership distributions being made, the amount that Mr. Lerner personally received  in connection with these lease and purchase transactions totaled $55,565 in 2007.

In considering that Mr. Lerner is currently deemed to be not independent in accordance with the standards required under Nasdaq’s Rule 4200(a)(15), due to the 2007 payments described above, and taking into account the critical role that he has played over the years as a member and former Chairman of the Compensation Committee and a member and the current Chairman of the Corporate Governance/Nominating Committee, the Board of Directors determined, in accordance with Rules 4200(c)(3)(C) and 4200(c)(4)(C) of the Marketplace Rules of The NASDAQ Stock Market, that Mr. Lerner’s continuing membership on these two committees (including his continuing role as Chairman of the CGNC) is critical to the proper functioning of these committees and, therefore, serves the best interests of the Company and its shareholders.

With respect to each of the Company’s independent Directors, there were no transactions, relationships or arrangements that have not been disclosed in this Proxy Statement under the heading “Transactions with Certain Related Persons” at pages 35-36 below, which were considered by the Board of Directors pursuant to the independence standards required under the applicable Nasdaq rule referenced above in the course of the Board’s determining that each such Director meets the definition of independence.

Meetings of Board of Directors and Committees of Enterprise Bancorp, Inc. and Enterprise Bank and Trust Company

There were twelve joint meetings of the Company’s (i.e., Enterprise Bancorp, Inc.) Board of Directors and the Bank’s (i.e., Enterprise Bank and Trust Company) Board of Directors during the calendar year ended December 31, 2008. During such period, each Director attended more than 75% in the aggregate of the total number of meetings of the Board of Directors and of each of the committees of the Board of Directors on which he or she served, excluding Ms. Donahue and Mr. Stavropoulos.

The Company’s Board of Directors maintains six standing committees; an executive committee, an audit committee, an asset-liability committee, a compensation committee, a corporate governance/nominating committee and a strategic growth planning committee.

The Bank’s Board of Directors has an executive committee, an audit committee, an asset-liability committee, a compensation committee, a corporate governance/nominating committee, a strategic growth planning committee, a marketing and business development committee, a banking technology steering committee, an investment advisory group committee, and a loan committee.

Executive Committee. The Executive Committee assists the Board in fulfilling its responsibilities pertaining to the oversight of the Company’s management. In addition, the Executive Committee is responsible for the approval and/or ratification of loans above certain limits.

Audit Committee.  The audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm and the Company’s Director of Internal Audit.  Among other responsibilities, the audit committee also monitors the integrity of the financial statements of the Company, compliance by the Company with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, performance of the Company’s internal and independent auditors and the business practices and ethical standards of the Company. The audit committee held four executive sessions during 2008 with the Company’s independent registered public accounting firm, KPMG LLP.

Asset-Liability Committee (ALCO). The asset-liability committee is responsible for assisting the Board in fulfilling it’s responsibilities relating to the interest rate risk, capital adequacy, liquidity and balance sheet growth strategies of the Company.  The committee monitors the Bank’s interest rate risk, as a whole, within certain tolerance levels while ensuring adequate liquidity and capital.

Compensation Committee (Compensation). The compensation committee is responsible for establishing the Company’s executive compensation standards and overseeing the administration of the Company’s compensation and benefits programs, including its equity compensation programs.  The committee is also responsible for overseeing the administration of the employee benefit and compensation programs of the Bank.

Corporate Governance/Nominating Committee (CGNC). The corporate governance/nominating committee is responsible for assisting the Board with fulfilling its oversight responsibility to shareholders, potential shareholders, and the investment community with respect to the appropriate and effective governance of the Company.  The committee develops and recommends to the Board the corporate governance principles applicable to the overall governance of the Company. The committee’s specific responsibilities include developing and recommending to the Board independence standards for Board members, evaluating the performance of the Board and its various committees, recommending to the Board the appointment of individual directors to the Board’s various committees, recommending to the Board the director nominees for election at the Company’s annual meeting of shareholders, developing and recommending criteria for the selection of new directors and reviewing and making recommendations on shareholder proposals.

Strategic Growth Planning Committee. The strategic growth planning committee was established in 2008.  The committee was established to assist the Board in fulfilling its responsibilities pertaining to identifying and evaluating strategic growth opportunities for the Company.

Marketing and Business Development Committee (Marketing). The marketing and business development committee oversees the Bank’s marketing and branding initiatives, business development and sales efforts, and determines if they are consistent with the strategic plan, goals and values of the Bank.

Banking Technology Steering Committee (Technology). The banking technology steering committee is responsible for overseeing the technology related functions of the Bank with particular attention to operational risk management.

Investment Advisory Group Committee (IAG). The investment advisory group committee is responsible for ensuring that prudent care and discretion are followed in the investment and fiduciary oversight of client assets.  The committee also has oversight responsibility for the Bank’s sale of investment (brokerage) products through an independent third-party broker.

Loan Committee. The loan committee reviews information and reports relating to the composition, status, delinquency and classification of both consumer and commercial loans within the Bank’s loan portfolio as well as any OREO assets (i.e., foreclosed property held by the Bank).  The committee also reviews certain larger construction lending projects and relationships.  The overall mission of the committee is to monitor the quality of, and trends in, the Bank’s loan portfolio as well as various other internal and external factors that may impact loan quality.  The committee not only identifies and informs the Board of any unfavorable trends that it may detect in the Bank’s loan portfolio, but also recommends actions that may be taken to mitigate portfolio risk.

The following table provides 2008 membership by current Directors and meeting information for each of the standing committees of the Company and the Bank:

	Executive (1)	Audit	ALCO (1)	Compensation	CGNC	Strategic Growth Planning	Marketing	Technology	IAG (1)	Loan
Ansin			X*				X			X
Clancy	X		X			X	X*	X	X	X
Clementi	X			X	X				X*
Conway	X			X*	X	X
Cowan	X	X		X				X*		X
Donahue
Duncan	X		X			X	X		X
Flynn		X			X			X
Hanson	X			X		X				X*
Harrington		X	X		X		X			X
Lerner	X		X	X	X*	X			X
Main	X*		X			X	X		X	X
Putziger			X			X*			X	X
Reid		X**	X					X	X
Spinelli			X				X	X	X
Stavropoulos		X*			X	X
Total Meetings Held in 2008	9 mtgs	9 mtgs	5 mtgs	9 mtgs	4 mtgs	3 mtgs	4 mtgs	3 mtgs	7 mtgs	5 mtgs

*indicates Committee Chairperson

**indicates Committee Vice Chairperson

(1)                                  Up to two additional members are chosen to serve on a three-month rotating basis from among the remaining members of the Board of Directors.

DIRECTOR COMPENSATION

All members of the Board of Directors are Directors of the Company and of the Bank.  All compensation paid to the Directors for their service as members of the Board of Directors is paid through the Bank. The Bank pays $350 to non-employee Directors for attendance at Board of Directors meetings, executive committee meetings and audit committee meetings.  The Bank pays $250 to non-employee Directors for attendance at all other committee meetings.  In addition to these per meeting fees, the Bank also pays annual retainers to non-employee Directors for their membership on the Board of Directors and for their additional services in various Board-related and other corporate capacities as detailed in the following table:

	Annual Retainer

Board of Directors	$7,200	(1)

Executive Committee members	$1,800	(2)

Audit Committee Chairperson	$7,500	(3)

Audit Committee Vice-Chairperson	$4,000	(3)

Asset-Liability Committee Chairperson	$6,000	(3)

Compensation Committee Chairperson	$6,000	(3)

Corporate Governance/ Nominating Committee Chairperson	$6,000	(3)

Strategic Growth Planning Committee Chairperson	$6,000	(3)

Banking Technology Steering Committee Chairperson	$6,000	(3)

Investment Advisory Group Committee Chairperson	$6,000	(3)

Loan Committee Chairperson	$6,000	(3)

Secretary	$500	(3)

(1)   Retainer is paid in equal monthly installments.

(2)   The annual retainer paid to members of the Executive Committee is based on the actual number of Executive Committee meetings held.  Members are paid a retainer of $200 per meeting or $1,800 annually based on the Company’s current practice of holding nine meeting per year

(3)   All other retainers are paid in equal quarterly installments.

Directors who are also full-time salaried officers of the Bank are not paid for attending Board of Directors or committee meetings and do not receive retainers of any kind for their services in any capacity as Directors.

For the year 2008, non-employee Directors had the right to make an irrevocable election (by December 31, 2007) to receive shares of Common Stock in lieu of receiving an elected portion of cash fees. The number of shares issued to non-employee Directors pursuant to this election was based on the value of the Common Stock at January 2, 2008, based on the average of the high and low trade prices of the Common Stock on the NASDAQ Global Market on that date.  For the year 2008, the Company issued a total of 13,013 shares of Common Stock to nine non-employee Directors at a per share issuance price of $12.875.  These shares were issued in January 2009.  For the year 2009, non-employee Directors have the same option to receive shares of Common Stock in lieu of cash fees at a per share issuance price of $11.275, which reflects the value of the Common Stock at January 2, 2009, based on the average of the high and low trade prices of the Common Stock on the NASDAQ Global Market on that date.

The Company believes that giving non-employee Directors the option to receive stock in lieu of cash fees further aligns such Directors’ interests with those of the Company’s shareholders.

The following table details the total compensation paid to each non-employee Director for the year ended December 31, 2008.

Name	Fees Earned or Paid in Cash ($) (1)	Total ($)
Kenneth S. Ansin	$17,250	$17,250
John R. Clementi	$26,750	$26,750
James F. Conway, III	$23,500	$23,500
Carole A. Cowan	$27,400	$27,400
Nancy L. Donahue	$12,550	$12,550
Lucy A. Flynn	$16,350	$16,350
Eric W. Hanson	$27,100	$27,100
John P. Harrington	$21,100	$21,100
Arnold S. Lerner	$28,500	$28,500
Michael T. Putziger	$16,100	$16,100
Carol L. Reid	$23,700	$23,700
Michael A. Spinelli	$16,250	$16,250
Nickolas Stavropoulos	$21,050	$21,050

(1)   All non-employee Directors, excluding Messrs. Hanson, Lerner, Putziger and Spinelli, elected to receive all or a portion of their total Director compensation in shares of Common Stock, which were issued in January 2009.

During 2008, none of the above listed non-employee Directors received any stock awards, option awards or non-equity incentive plan compensation, nor did they have pensions or nonqualified deferred compensation earnings.  None of the above-listed non-employee Directors held any outstanding stock options as of December 31, 2008.

INFORMATION REGARDING EXECUTIVE OFFICERS AND OTHER SIGNIFICANT EMPLOYEES

Set forth below is certain information regarding the executive officers of the Company (including the Bank), other than those executive officers who are also Directors of the Company and for whom such information is provided elsewhere in this Proxy Statement.  Each individual named below has held his position for at least five years, except as otherwise indicated.

Name	Age	Position

Robert R. Gilman	64	Executive Vice President, Administration, and Commercial Lender of the Bank

Stephen J. Irish	54	Executive Vice President and Chief Information Officer of the Bank; prior to January 1, 2005, also Chief Operations Officer of the Bank

James A. Marcotte	51	Executive Vice President, Chief Financial Officer and Treasurer of the Company and the Bank; prior to January 1, 2005, Senior Vice President and Chief Financial Officer of the Company and the Bank

COMPENSATION DISCUSSION AND ANALYSIS

Objectives and Design

The Company’s core compensation philosophy provides that total annual compensation levels should: (1) be competitive relative to those found in other commercial banking organizations of comparable asset size and performance; (2) reflect individual responsibilities, performance, and contributions to the Company; and (3) provide incentive to achieve business and financial objectives within reasonable risk parameters.  The Company believes that this compensation philosophy is necessary to attract, motivate and retain highly qualified executives, who are essential to achieving the financial goals set by the Board of Directors and sustaining long-term value for shareholders, while operating the Company in a safe and sound manner.

Consistent with this philosophy, the Compensation Committee regularly obtains information regarding compensation levels in the Company’s industry through various sources, including compensation surveys conducted by banking industry associations and independent compensation consultants.  The Company also regularly reviews the responsibilities and ongoing contributions of executive officers to the Company.  Elements of compensation are established with the goal of rewarding the executive officers for the attainment of both individual and organizational short- and long-term goals.

Under the Compensation Committee Charter, the Compensation Committee reviews the performance of the Company’s Chairman and Chief Executive Officer and recommends any necessary changes in their compensation to the Board of Directors for review and approval.  In addition, the Chief Executive Officer of the Company evaluates the performance of the remaining executive officers and recommends compensation adjustments to the Compensation Committee.  The Compensation Committee reviews the Chief Executive Officer’s recommendations and recommends executive compensation adjustments to the Board of Directors for approval.

The Company at least annually assesses total compensation paid to its executive officers.  As part of this process, the Compensation Committee assesses and evaluates the elements of total compensation, as paid to executive officers as a group and/or to individual executives, and determines if any modifications are advisable.

Elements and Rationale

Executive compensation may include the following components in addition to an executive’s base salary:  incentive cash compensation, long-term equity compensation, supplemental retirement benefit, supplemental life insurance benefit, income protection following a termination of employment under various circumstances, including following a change in control of the Company, and perquisites, including club memberships and automobiles.  Each of these components is reviewed and approved by the Compensation Committee and the Board of Directors on at least an annual basis.  The Company believes that by using a combination of these elements it is best able to find an effective balance in motivating each executive to achieve long-term and short-term goals without taking unnecessary or excessive risks that could threaten the Company’s financial condition or prospects, thereby enhancing long-term shareholder value.  In establishing the components of compensation for each individual executive officer, the Compensation Committee considers the performance of the individual, the executive’s designation or role within the organization and the cost to the Company of the various components of compensation to be provided.

Base Salary

The Company has periodically engaged Pearl Meyer & Partners to review the cash elements of the Company’s executive compensation and provide comparative market information on overall total compensation.  Based upon these comprehensive salary reviews and comparative assessments performed by Pearl Meyer & Partners, and a review of each individual executive’s responsibilities and performance, as well as a consideration of the various components of compensation provided to the individual executives, the 2008 annual base salary for Mr. Duncan was $203,900, Mr. Clancy was $350,000, Mr. Main was $193,920, Mr. Marcotte was $187,720, and Mr. Gilman was $166,880. Mr. Clancy assumed the role of Chief Executive Officer in 2007, and the increase in his base salary in 2008 was part of a two-year phased approach, which was intended to bring his total compensation to a level consistent with a position encompassing his responsibilities at comparable institutions.

In early 2009, the Company engaged the same consulting firm to conduct an updated comparative market review of the Company’s executive annual cash compensation program.  Based upon this comparative assessment, a review of each executive’s breadth of responsibilities, performance, and contributions, a review of the overall total compensation that each executive was reasonably likely to earn in 2009 and the current economic environment, the Compensation Committee recommended, and the Board of Directors approved, an increase in Mr. Main’s base salary to $218,920, effective March 29, 2009, while maintaining the base salaries for each of Messrs. Duncan, Clancy, Marcotte and Gilman at their 2008 levels.

Incentive Compensation

The Company maintains a bank-wide incentive compensation program, the terms of which are established by the Compensation Committee, subject to Board approval, on a year-to-year basis.  The purpose of this incentive compensation program is to align each employee’s interests with the short-term and long-term strategic goals of the Company.  Under the program, if adopted in any given year, all employees, including executive officers, may be eligible to receive an annual incentive bonus based upon the attainment of various predetermined financial performance goals, which vary in part with the different functional areas of the Company.  Under the program, if potential incentive payouts are established in a given year, the payouts are set as a percentage of an employee’s annual earnings, subject to achieving minimum performance targets before any payments are earned.  The amount of an individual employee’s potential bonus under the program is determined not only on the basis of the individual’s role or responsibility within the Company, but also, if there is a payout, it may be adjusted positively or negatively based upon the individual’s performance.  The target incentive payout for executive officers in 2008 was

17.5% of annual base wages, exclusive of bonus, individual or referral incentive payments, with a range from no payout to a maximum payout of 52.5% of annual base wages.  Key financial performance goals for executives under the program in 2008 were net income growth (50% weighting) and other specified growth factors, including growth in loans, deposits and investment management assets (50% weighting).  Given the challenging economic environment, senior management recommended and the Compensation Committee approved a net income threshold applicable to executive officers that was higher than the net income threshold applicable to the Company’s remaining employees.

Incentive cash compensation to the executive officers for 2008 was calculated using the predetermined financial goals established for the year under the incentive program. Because the Company did not meet minimum net income growth of 5%, executives did not earn an incentive payout in 2008.

Long-Term Equity Compensation

The Company aligns the interests of its executives with the long-term interests of stockholders through the granting of equity-based compensation awards, which have been in the form of stock options and, to a lesser extent, restricted stock and have been granted in all cases at current fair market value.  In connection with its compensation program, the Company evaluates the issuance of option grants or other equity-based awards to employees on an annual basis. Options to executive officers have been considered and granted at the same time that options have been granted for all employees during the first quarter of each year. In addition, dependent upon an individual’s position and level of responsibility and the recommendation of executive management, the Compensation Committee may grant selected newly hired officers stock options or other equity-based awards on the date of hire. Stock options and other equity-based awards are granted to executives both to reward performance and as a retention tool. The total number of options or value of other equity-based awards granted is determined after considering various factors such as overhang and run rate, which are both measurements of potential dilution.  The number of options or value of other equity-based awards granted to individual employees, including executives, is also based upon various factors, but is primarily based upon an employee’s level of responsibility and individual performance and contribution.  Stock option grants and other equity-based awards to all employees are recommended by executive management and are subject to the approval of the Compensation Committee.  In addition to the recommendation of executive management and Compensation Committee approval, all options or other equity-based awards granted to executive officers must also be approved by the full Board of Directors.  In all cases, the exercise price of the option or other equity-based award is established based on the market price of the Company’s stock on the date that the option or other award is granted.

On March 18, 2008, the Company granted a total of 131,000 options to employees at an exercise price of $12.75 per share, which reflected the market price of the Company’s common stock on the date of grant.  Of the 131,000 options granted, the Board approved grants of 10,000 to Mr. Duncan, 10,000 to Mr. Clancy, 7,500 to Mr. Main, 3,500 to Mr. Marcotte, and 3,500 to Mr. Gilman.

In late 2008, the Company engaged The Wilson Group to review its equity award program to develop a comprehensive long-term equity program, and to review the equity grants that would be provided to the executives.  Based upon both The Wilson Group’s recommendations and a comprehensive review of other companies’ practices, the Company revised its equity program in early 2009 to increase the use of restricted stock relative to stock options and to align further the actions of the Company’s executive leaders and management with the objective of building a market leading, enduring Company. The revised program is intended to (1) enhance management’s sense of ownership and commitment to the long-term success of the Company, (2) encourage and reward management performance that increases the long-term success and shareholder value of the Company, and (3) attract and retain the senior leadership and management talent the Company needs to be successful.  At this time, the Compensation Committee anticipates that restricted stock as well as stock options will continue to serve as the primary vehicles to be used to achieve these objectives.

Under the revised program, on March 17, 2009, the Company granted a total of 51,050 options, at an exercise price of  $8.75 per share (which reflected the market price of the Company’s common stock on the date of the grant), and 83,200 shares of restricted stock.  Of the options and restricted stock shares granted, the Board approved grants to the executive officers as follows:  40,000 shares of restricted stock to Mr. Duncan, 2,000 options and 5,000 shares of restricted stock to Mr. Marcotte, and 2,000 options and 2,000 shares of restricted stock to Mr. Gilman.  Mr. Main has not received a stock grant for 2009, which reflects the Compensation Committee’s consideration of the different elements of compensation he will receive in 2009 and the total compensation he is reasonably likely to earn for the year.  Mr. Clancy also has not received a stock grant for 2009, which reflects his specific request to forego any additional compensation at this time.  The number of options and shares of restricted stock granted to the executives for 2009 are considered to be consistent with the Company’s objective of maintaining a reasonable level of employee participation in the Company’s equity compensation program and to be within competitive ranges for executive management based upon the current business environment.

Supplemental Retirement Benefit and Supplemental Life Insurance Benefit

The Company believes that providing supplemental retirement and supplemental life insurance benefits provide a long-term retention tool for employees in management positions as well as providing a reward component to the executive.

The Bank is party to salary continuation and supplemental life insurance agreements with each of Messrs. Duncan, Main and Gilman.  The terms of these salary continuation agreements, which were amended in 2008 to ensure compliance with the Treasury’s final regulations under Section 409A of the Code, and the annual amounts payable to the executives thereunder, are described further at page 33 below.  The annual expense incurred by the Company in maintaining this supplemental retirement benefit for each executive equals the annual increase of the present value of the accumulated benefit to be paid to the executive.  This amount is included for each of the executives in the Summary Compensation Table at page 24 below under the heading “Change in Pension Value and Nonqualified Deferred Compensation Earnings”.

The supplemental life insurance benefits that are payable to Messrs. Duncan, Main and Gilman are included in the amounts shown as payable in the event of death in the table at page 32 below and are specifically referenced in footnote 3 to the table.

During 2006, the Company initiated a supplemental life insurance benefit plan for a number of its employees in management positions.  Under this plan, the Company has provided supplemental life insurance benefits to the employees, subject to certain restrictions.  Mr. Clancy and Mr. Marcotte participate in this plan and the amounts of their supplemental life insurance benefits are included in the amounts shown as payable in the event of death in the table at page 32 below and are specifically referenced in footnote 3 to the table.

Income Protection

In addition to the above noted elements of compensation, Messrs. Duncan, Main and Clancy have employment agreements with the Company (which include non-competition restrictions) and Mr. Gilman has a change in control/noncompetition agreement with the Company.  These agreements provide the executive with income protection in the event of a termination of his employment under various circumstances, including following a change in control of the Company.  The Company believes these agreements are an important tool in retaining key executives while providing protection to the Company by restricting the executive’s ability to compete in the Company’s marketplace if he were to leave prior to any change in control.  The terms of these agreements, which were amended and restated in 2008 to ensure compliance with the Treasury’s final regulations under Section 409A of the Code and to simplify certain provisions contained therein, are described at pages 29-31 below and the amounts payable thereunder to the executives under various termination scenarios are included in the table at page 32 below.  The Company believes that the non-competition protection afforded by these agreements is critical in the Company’s competitive marketplace and that the payment amounts and related conditions thereto contained in the agreements are consistent with reasonable industry standards.  The maximum amounts that may be paid to any executive under any of these agreements are limited by automatic “cutback” provisions that ensure payments will not exceed the limits specified under Section 280G of the Code.

Perquisites

In addition to their participation in the Company’s general employee benefit plans, as described in footnote 5 of the Summary Compensation Table at pages 24-25 below, the Company also provides company-owned vehicles for the use of Messrs. Duncan, Main and Clancy and the Company pays dues related to club memberships for business development purposes for Messrs. Duncan and Main.  The Compensation Committee believes that the cost of these additional perquisites is modest for the size of the Company and that providing them is consistent with maintaining a competitive total compensation and benefits package for senior management.

2008 Executive Compensation Program

In determining the executive officers’ total 2008 compensation (including base salary, total incentive compensation levels, long-term equity compensation, supplemental retirement benefits and other perquisites), there were no significant changes made from the prior year in the elements used or the rationale applied by the Compensation Committee.  Each executive officer’s total compensation in 2008 reflected the Compensation Committee’s assessment of his responsibilities, performance and contributions as well as the comparative market data provided by Pearl Meyer & Partners.  In referring to such comparative data, the Compensation Committee sought to confirm that its compensation decisions for each individual executive were reasonable, but it did not use such information for purposes of benchmarking in any way either an executives’ total compensation or any element thereof.

The Company believes that its 2008 executive compensation program successfully linked executive compensation to the Company’s financial performance.

COMPENSATION COMMITTEE MATTERS

Role of the Compensation Committee

The Compensation Committee of the Board of Directors is comprised  of five members, four of whom are deemed to be independent and one, Mr. Lerner, who is temporarily deemed to be not independent as described further under the heading “Independence of Board of Directors” at pages 12-13 above. It is the responsibility of the Compensation Committee to review the performance of the Chairman and Chief Executive Officer and recommend any necessary changes in their compensation to the Board of Directors for review and approval.  The Company’s Chief Executive Officer evaluates the performance of the remaining executive officers and recommends compensation adjustments to the Compensation Committee.  The Compensation Committee reviews the Chief Executive Officer’s recommendations and recommends executive compensation adjustments to the Board of Directors for approval. During 2008, the Board of Directors approved all recommendations presented by the Compensation Committee.

The Compensation Committee has the authority to retain or obtain advice from independent advisors as it deems necessary to perform its role.  During 2008, the Committee obtained the services of Pearl Meyer & Partners and The Wilson Group which are discussed in further detail in the Company’s Compensation Discussion and Analysis at pages 18-22 above.

The Compensation Committee operates under a written charter, a copy of which can be found on the Company’ s website (www.enterprisebanking.com).

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Company’s Compensation Discussion and Analysis contained at pages 18-22 above (the “CD&A”) with management and based on this review and discussion the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this Proxy Statement.

James F. Conway III (Chairperson)

John R. Clementi

Carole A. Cowan

Eric W. Hanson

Arnold S. Lerner

Compensation Committee Interlocks and Insider Participation

The Directors listed above under the heading “Compensation Committee Report” at page  23 constitute all of the individuals who served as members of the Compensation Committee during the year ended December 31, 2008.  None of these Directors was an officer or employee of the Company at any time during such period or has ever been an officer of the Company.  None of these Directors has had any relationship with the Company that would require disclosure in this Proxy Statement under the heading “Transactions with Certain Related Persons” at pages 35-36 below under applicable SEC rules.

As described in further detail under the heading “Transactions with Certain Related Persons” at pages 35-36 below, the members of the Compensation Committee, as well as businesses and other entities with which they may be affiliated, are customers of the Bank and/or have entered into loan transactions with the Bank in the ordinary course of business.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid by the Company (through the Bank) for services rendered in all capacities during the years ended December 31, 2008,  December 31, 2007, and December 31, 2006, to the Chief Executive Officer, the Chief Financial Officer and each of the three other most highly compensated executive officers of the Bank (the “Named Executive Officers”).  The Company does not employ any persons, other than through the Bank.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compen- sation ($) (5)	Total ($)
George L. Duncan	2008	$203,920	$—	$—	$24,700	$—	$259,486	$35,618	$523,724
Chairman of the Company and the Bank	2007	$203,985	$—	$—	$47,970	$17,841	$391,180	$40,134	$701,110
	2006	$203,920	$—	$—	$—	$—	$361,201	$34,202	$599,323

Richard W. Main	2008	$189,015	$—	$—	$19,638	$—	$201,757	$23,206	$433,616
President of the Company and the Bank and Chief	2007	$194,774	$—	$—	$20,047	$16,968	$186,295	$24,189	$442,273
Lending Officer of the Bank	2006	$195,247	$—	$—	$18,535	$—	$172,017	$20,821	$406,620

John P. Clancy, Jr.	2008	$319,414	$	$49,875	$31,113	$—	$—	$13,874	$414,276
Chief Executive Officer of the Company and the Bank	2007	$275,050	$—	$49,875	$28,860	$24,062	$—	$14,048	$391,895
	2006	$190,080	$—	$49,875	$21,605	$—	$—	$11,588	$273,148

Robert R. Gilman	2008	$160,734	$—	$—	$8,645	$—	$42,521	$8,591	$220,491
Executive Vice President, Administration, and	2007	$168,040	$—	$—	$39,646	$14,602	$100,630	$9,066	$331,984
Commercial Lender of the Bank	2006	$156,920	$—	$—	$11,290	$—	$92,917	$8,396	$269,523

James A. Marcotte	2008	$179,066	$—	$—	$11,780	$—	$—	$6,889	$197,735
Executive Vice President, Treasurer and	2007	$180,500	$—	$—	$11,621	$15,794	$—	$6,115	$214,030
Chief Financial Officer of the Company and the Bank	2006	$170,500	$—	$—	$8,546	$—	$—	$6,888	$185,934

(1)

Messrs. Main, Gilman and Marcotte forewent two weeks of their salary in 2008 as the Company is in the process of transitioning to arrears payroll processing. Mr. Clancy elected to receive vacation pay at the time he transitioned to arrears payroll. Mr. Duncan will make an election at a future date.

(2)           For Mr. Clancy, the value of the stock awards is based on the accounting expense recognized by the Company in 2008, 2007 and 2006 with respect to a grant of restricted stock in 2005.  The expense is recognized over the vesting period of the restricted stock.  For additional information regarding the valuation of these stock awards, refer to footnote 9 on page 89 of the Company’s Annual Report on Form 10-K.  For information on vesting, refer to the table “Outstanding Equity Awards at Fiscal Year-End” and the associated footnote 2 at pages 28-29 below.

(3)           The value of the option awards is based on the accounting expense recognized by the Company in 2008, 2007 and 2006 with respect to options previously granted in 2004, 2005,  2007 and 2008.  The expense is recognized over the vesting period of the option.  For assumptions used in calculating the value of option awards, refer to footnote 9 on page 88 of the Company’s Annual Report on Form 10-K.  For information on vesting, refer to the table “Outstanding Equity Awards at Fiscal Year-End” and the associated footnote 1 at pages 28-29 below.

(4)          For each of Messrs. Duncan, Main, and Gilman, this amount is equal to the increase in 2008, 2007 and 2006 of the present value of the accumulated benefit attributable to the executive’s supplemental retirement plan.

(5)          For each of the named executive officers, these amounts include the following:

•Annual matching contributions by the Bank to the Bank’s 401(k) plan:

	2008	2007	2006
Duncan	$5,882	$6,098	$6,661
Main	$5,595	$5,819	$5,317
Clancy	$6,900	$7,750	$6,213
Gilman	$5,254	$5,011	$4,708
Marcotte	$5,839	$5,346	$6,295

•Life insurance premiums paid:

	2008	2007	2006
Duncan	$20,542	$25,150	$22,177
Main	$5,713	$6,898	$5,382
Clancy	$1,737	$1,872	$467
Gilman	$3,337	$4,055	$3,688
Marcotte	$1,050	$769	$593

•The amount attributed to the personal use of Bank owned automobiles:

	2008	2007	2006
Duncan	$5,291	$4,983	$1,773
Main	$4,045	$3,619	$2,840
Clancy	$5,237	$4,426	$4,908

•The amount paid to a local club on the executive’s behalf for business development purposes:

	2008	2007	2006
Duncan	$3,903	$3,903	$3,591
Main	$7,853	$7,853	$7,282

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information concerning individual grants of stock options and non-equity incentive plan awards made during 2008 to each of the Named Executive Officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Option Awards: Number of Securities Underlying	Exercise or Base Price of Option Awards	Grant Date Fair Value
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Options (#)	($/Sh) (2)	of Option Awards (3)
George L. Duncan	3/18/08				10,000	$12.75	$24,700
	3/18/08	$0	$35,682	$107,047

Richard W. Main	3/18/08				7,500	$12.75	$18,525
	3/18/08	$0	$32,673	$98,019

John P. Clancy, Jr.	3/18/08				10,000	$12.75	$24,700
	3/18/08	$0	$55,897	$167,692

Robert R. Gilman	3/18/08				3,500	$12.75	$8,645
	3/18/08	$0	$28,117	$84,351

James A. Marcotte	3/18/08				3,500	$12.75	$8,645
	3/18/08	$0	$31,337	$94,010

(1)                                   No payments were made to the named executive officers under the non-equity incentive plan awards granted in 2008.

(2)                                   The exercise price of all stock options granted to employees in 2008, including those granted to Named Executive Officers and reflected in this table, equals the average of the high and low trade prices of the Common Stock on the NASDAQ Global Market on the date of grant as required under the Company’s 2003 Stock Incentive Plan.

(3)                                   For assumptions used in calculating the grant date fair value of option awards, refer to footnote 9 on page 88 of the Company’s Annual Report on Form 10-K.

OPTION EXERCISES AND STOCK VESTED

The following table  sets forth information concerning the exercise of stock options and the vesting of stock awards for each of the Named Executive Officers during the year ended December 31, 2008:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
George L. Duncan	—	$—	—	—
Richard W. Main	—	$—	—	—
John P. Clancy, Jr.	—	$—	3,500	$38,920
Robert R. Gilman	2,000	$7,880	—	—
James A. Marcotte	—	$—	—	—

(1)                                  The value realized upon exercise calculations in the third column from the left above are based upon the difference between the value of the Common Stock on the option exercise date and the per share exercise price of the options.  The value on the exercise date was based on the closing market price of the stock on the NASDAQ Global Market on the exercise date.

(2)                                  The value realized on vesting calculation in the far right column is based upon the value of the Common Stock on the vesting date of the restricted stock.  The value on the vesting date was based on the closing market price of the stock on the NASDAQ Global Market on the vesting date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information concerning unexercised stock options and unvested stock awards held by each of the Named Executive Officers as of December 31, 2008.  The Company has not granted any option awards that are unexercised and unearned and not otherwise disclosed in the table or any stock awards that are unearned and have not vested and are not otherwise disclosed in the table.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercis- able (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested (#) (2)	Market Value of Shares or Units of Stock that Have Not Vested ($) (3)
George L. Duncan	28,000	0	$9.11	6/6/09
	28,000	0	$15.34	12/31/10
	28,000	0	$14.375	8/2/13
	13,000	0	$16.50	3/6/14
	10,000	0	$12.75	3/17/15

Richard W. Main	14,000	0	$9.11	6/6/09
	14,000	0	$15.34	12/31/10
	10,500	3,500	$14.375	8/2/13
	1,625	4,875	$16.50	3/6/14
	0	7,500	$12.75	3/17/15

John P. Clancy, Jr.	11,000	0	$9.11	6/6/09	7,000	$79,100
	13,000	0	$15.34	12/31/10
	15,000	5,000	$14.375	8/2/13
	3,250	9,750	$16.50	3/6/14
	0	10,000	$12.75	3/17/15

Robert R. Gilman	4,000	0	$9.11	6/6/09
	8,000	0	$15.34	12/31/10
	9,000	0	$14.375	8/2/13
	4,000	0	$16.50	3/6/14
	3,500	0	$12.75	3/17/15

James A. Marcotte	6,000	0	$15.34	12/31/10
	6,750	2,250	$14.375	8/2/13
	1,000	3,000	$16.50	3/6/14
	0	3,500	$12.75	3/17/15

(1)                                  One-fourth of the total number of shares of Common Stock subject to the options granted becomes exercisable on an annual basis on the anniversary date of the original grant date, and, if sooner, become fully exercisable upon the option recipient reaching the age of 62  while remaining employed with the Bank as of such date.  With respect to the three most recent option grants on August 3, 2005, March 7, 2007 and March 18, 2008, for which a portion of the options granted remained unexercisable as of December 31, 2008, in accordance with this general vesting schedule and as shown in the third column from the left of this table, the remaining vesting dates are August 3, 2009 and March 7, 2009, 2010 and 2011, March 18, 2009, 2010, 2011 and 2012, respectively, except that the options granted to Mr. Duncan on August 3, 2005, March 7, 2007 and March 18, 2008 were fully exercisable as of the original grant dates, because he was over the age of 62 on such dates, the options granted to Mr. Gilman on August 3, 2005 and March 7, 2007 became fully exercisable as of his 62nd birthday on March 24, 2007 and the options granted to Mr. Gilman on March 18, 2008 were fully exercisable as of the original grant date because he was over the age of 62 on such date, and the options granted to Mr. Main on such dates will become fully exercisable, if not already fully exercisable, as of his 62nd birthday on April 3, 2009.

(2)                                  The shares subject to restricted stock awards vest over a five-year period, with 20% of the shares vesting on the first anniversary of the date of the award and an additional 20% vesting on each of the next four subsequent anniversary dates of the date of the award.  The remaining vesting dates for the stock award shown in the second column from the right of this table are September 7,  2009 and 2010.

(3)                                  The market value of the shares subject to restricted stock awards that have not vested is based upon the value of the Common Stock on December 31, 2008, which equals the closing market price of the stock on the NASDAQ Global Market on that date.

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

The Company and the Bank are parties to employment agreements with Messrs. Duncan, Main and Clancy and a change in control/noncompetition agreement with Mr. Gilman.  The Bank is also a party to salary continuation agreements with Messrs. Duncan, Main and Gilman and supplemental life insurance agreements with Messrs. Duncan, Main, Clancy, Gilman and Marcotte.

Each of the employment agreements with Messrs Duncan, Main and Clancy is for a fixed term of years (three years for Mr. Duncan and two years for each of Messrs. Main and Clancy), subject to an automatic “rolling” renewal each year, unless either the Company or the executive provides a notice of non-renewal, in which case the agreement will expire at the end of the then-current term.  Each of Messrs. Duncan, Main and Clancy is guaranteed a minimum base salary under the terms of his employment agreement:  $203,900 for Mr. Duncan; $193,920 for Mr. Main; and $350,000 for Mr. Clancy.

The amount of severance payments and benefits, if any, which may be due to any of the named executive officers under any of the agreements referenced above following any form of termination of the executive is summarized generally below and is further quantified in the table at page 32 of this Proxy Statement.

Under the employment agreements with Messrs. Duncan, Main and Clancy, if the executive dies, his beneficiary will be paid a lump sum equal to one-half of his then-current annual base salary and his spouse and any other eligible dependents will continue to receive health and welfare benefits at no cost, subject to limitations described in the agreement; provided, however, that if the executive dies either within one year before or two years after the occurrence of a change in control of the Company (as defined in the agreement), then, in addition to such continuing health and welfare benefits, the executive’s beneficiary will be paid a lump sum equal to three times, in the case of Mr. Duncan, and two times, in the case of either Mr. Main or Mr. Clancy, the executive’s previous highest annual compensation (as defined in the agreement to include the sum of the executive’s highest annual base salary and highest annual cash bonus paid at any time prior to the date of termination since January 1, 2004) (such lump sum payment being referred to herein as the “Lump Sum Payment”), subject to reduction for any prior lump sum payment that may have been paid following the death of the executive.

In addition to the foregoing death benefits payable to Messrs. Duncan, Main and Clancy under their employment agreements, the beneficiaries of each of the named executive officers will also be paid the death benefits provided under the executive’s supplemental life insurance agreement, the amounts of which are included in footnote 3 to the table at pages 32-33 below.

Under the employment agreements with Messrs. Duncan, Main and Clancy, if the executive is terminated at any time as a result of his long-term disability (as defined in the agreement), then for the remaining term of the agreement the executive will be paid an annual amount equal to 75% of his previous highest annual compensation, subject to reduction for any payments received by the executive during this payment period under any group long-term disability plan that may be maintained by the Company, and will be entitled to receive continuing health and welfare benefits on the same terms as were available to the executive as an employee.

Under the employment agreements with Messrs. Duncan, Main and Clancy, if the executive retires on or after his specified retirement age (65 for Mr. Duncan, 63 for Mr. Main and 62 for Mr. Clancy), then the executive is entitled to receive continuing health and welfare benefits for twelve months on the same terms as were available to him as an employee, and, in addition, if the executive retires either within one year before or one year after the occurrence of a change in control, then the executive will be paid the Lump Sum Payment.

In addition to the retirement rights provided to Messrs. Duncan and Main under their employment agreements, the salary continuation agreements referenced above also provide additional annual compensation benefits payable to Messrs. Duncan and Main, as well as to Mr. Gilman, which vest over time, subject to acceleration upon a change in control (as defined in the agreement), and become payable to the executive over a 20-year period upon his reaching a specified age (68 for Mr. Duncan, 63 for Mr. Main and 63 for Mr. Gilman), whether or not the executive has retired or remains employed with the Company at such time.  The amounts payable to each of Messrs. Duncan, Main and Gilman under his salary continuation agreement are included in footnote 4 to the table at pages 32-33 below.

Under the employment agreements with Messrs. Duncan, Main and Clancy, if the Company (including any successor) terminates the executive at any time for cause, whether before or after the occurrence of a change in control, then the executive will not be entitled to receive any severance payments or benefits.  However, if the Company (including any successor) terminates the executive at any time without cause, whether before or after the occurrence of a change in control, then the executive will be paid the Lump Sum Payment and will be entitled to receive continuing health benefits for 18 months at no cost to the executive.

Under the employment agreements with Messrs. Duncan, Main and Clancy, if the executive chooses to terminate his employment at any time for good reason (as defined in the agreement to include, among several other reasons, a material reduction in the executive’s base salary or his authority, duties or responsibilities), whether before or after the occurrence of a change in control, then the executive will be paid the Lump Sum Payment and will be entitled to receive continuing health benefits for 18 months at no cost to the executive.  If the executive chooses to terminate his employment at any time without good reason, then he will not be entitled to receive any severance payments or benefits, unless the executive chooses to terminate his employment without good reason either within one year before or one year after the occurrence of a change in control, in which case the executive will be paid the Lump Sum Payment.

Each of the employment agreements with Messrs. Duncan, Main and Clancy also provides that the parties may agree at any time to enter into a modified employment arrangement for the remaining term of the agreement.  Under the terms of such arrangement, in exchange for the executive continuing to work at a level of at least 50% of the level worked during the preceding three years, the Company will pay the executive an annual salary equal to 50% of his previous highest annual compensation and will continue to provide the executive with full benefits.

Under each of the employment agreements with Messrs. Duncan, Main and Clancy, the executive is subject to confidentiality, non-compete and non-solicitation restrictions for up to two years after the termination of his employment for any reason if the termination occurs before a change in control.  The non-compete restrictions do not apply following any termination of the executive’s employment that occurs after a change in control, and any non-compete restrictions that may be in effect at the time of a change in control automatically expire upon such change in control.  If the executive breaches any applicable confidentiality, non-compete or non-solicitation covenants, then the Company may enforce a right to recoup any prior severance payments made to the executive.

Under the terms of the change in control/noncompetition agreement with Mr. Gilman, he will be paid a lump sum equal to 1.5 times his previous highest annual compensation (as defined in the agreement to include the sum of his highest annual base salary and highest annual cash bonus paid within the most recent three years prior to the date of termination), together with certain other specified payments and benefits, including continuation of health and welfare benefits for 18 months on the same terms as were available to Mr. Gilman as of the date of termination or, if more favorable, as of the date of the change in control, if his employment is terminated for any reason, whether at the initiative of the Company or of Mr. Gilman and whether or not for cause, within two years after the date of a change in control of the Company.  If Mr. Gilman’s employment is terminated for any reason within one year prior to the occurrence of a change in control, other than for cause, then he is entitled to receive all of the payments and benefits that he would have been entitled to receive if such termination had occurred within two years after the date of such change in control.

Mr. Gilman is also subject to confidentiality, non-compete and non-solicitation restrictions for one year following a termination of employment for any reason prior to a change in control (and assuming a change in control does not occur within this one-year period).  If Mr. Gilman’s termination in the absence of any change in control is initiated by the Company for any reason other than for cause, then he will be paid a lump sum equal to 75% of the sum of his then-current annual base salary and the amount of any annual incentive or other bonus paid to Mr. Gilman with respect to the most recently completed fiscal year prior to the date of termination, subject to recoupment by the Company if Mr. Gilman breaches any of the applicable confidentiality, non-compete and non-solicitation covenants.

The following table summarizes the estimated cost of executive benefits that would be incurred by the Company under the various termination scenarios referenced in the table for each of the named executive officers.  The estimates shown below factor in base salary and incentive compensation payments, the value realized from accelerated vesting of stock options and restricted stock, the value realized from accelerated vesting of supplemental retirement benefits and other benefits and payments to be paid to the named executive officers under the terms of any agreement or plan that is not generally available to all employees.  The following calculations were made without giving consideration to any possible “cutback” or other reduction of payments or benefits that could be required under an executive’s employment or other contract:

Name	Change in Control (1)		Voluntary Termination (Includes Early Retirement) (2)		Involuntary Not for Cause Termination by Company or, if Applicable, Good Reason Termination by Employee		For Cause Termination	Normal Retirement (2)		Death (2)(3)	Disability
George L. Duncan	$864,133		$0	(4)	$864,133	(4)	$0	$13,139	(4)	$1,768,415	$495,759
Richard W. Main	$769,215		$0	(4)	$551,788	(4)	$0	$13,139	(4)	$1,047,146	$480,172
John P. Clancy, Jr.	$984,439	(5)	$0		$870,259		$0	$13,139		$746,963	$407,792
Robert R. Gilman	$291,932		$0	(4)	$125,160	(4)	$0	$0	(4)	$239,416	$0
James A. Marcotte	$33,355	(5)	$0		$0		$0	$0		$170,500	$0

(1)               With respect to each of Messrs. Duncan, Main and Clancy, includes, in accordance with the terms of his employment agreement, termination as a result of death within one year before or two years after a change in control; termination as a result of retirement at the executive’s specified retirement age within one year before or one year after a change in control; and termination by the executive without good reason (including early retirement) within one year before or one year after a change in control.  The amounts shown for Messrs. Duncan, Main and Clancy include the estimated cost to the Company of providing the post-termination health benefits required in the event of an involuntary termination without cause or a voluntary termination with good reason, whether or not occurring within the specified time periods before or after a change in control.  The estimated cost to the Company of the required continuing benefits would be less in the event of a termination due to normal retirement occurring within the specified time periods before or after a change in control and would be significantly more in the event of termination due to death within such specified time periods.  Termination without good reason (including early retirement) occurring within the specified time periods before or after a change in control results in the payment of a lump sum to Messrs. Duncan, Main and Clancy, but does not include an entitlement to post-termination benefits.  With respect to Mr. Gilman, includes, in accordance with the terms of his change in control/noncompetition agreement, termination for any reason within two years after a change in control or termination for any reason, other than by the Company for cause, within one year before a change in control.

(2)               With respect to each of Messrs. Duncan, Main, Clancy and Gilman, assumes that termination has not occurred within the time periods before or after a change in control specified in his employment agreement or change in control/noncompetition agreement as applicable.

(3)               Includes amounts payable under supplemental life insurance benefits, which equal the following amounts for each of the executives:  $1,556,056 for Mr. Duncan; $791,496 for Mr. Main; $190,080 for Mr. Clancy; and the entire amount shown in the table for Messrs. Gilman and Marcotte.

(4)               Does not include annual amounts payable over twenty-year period under the executive’s salary continuation agreement.  The annual amounts payable to each of the executives upon his reaching his specified retirement age are as follows:  $149,500 for Mr. Duncan; $95,300 for Mr. Main; and $31,000 for Mr. Gilman.  Reduced benefits are paid following any early retirement based upon the extent to which the benefit has vested at the time of such early retirement.  During 2008, each of Messrs. Duncan and Gilman reached his specified retirement age and commenced receiving payments under his salary continuation agreement as detailed in the table that follows below.

(5)               Includes present value attributable to accelerated vesting of death benefit payable under the Bank’s executive supplemental life insurance plan, which is $35,081 for Mr. Clancy and the entire amount shown for Mr. Marcotte.

The following table sets forth additional information concerning the supplemental retirement benefits which are provided to Messrs. Duncan, Main and Gilman:

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($) (1)	Payments During Last Fiscal Year ($)
George L. Duncan	Supplemental Employee Retirement Plan	20	$1,716,078	$87,208

Richard W. Main	Supplemental Employee Retirement Plan	20	$813,208	$0

Robert R. Gilman	Supplemental Employee Retirement Plan	20	$353,418	$23,250

(1)          The present value of accumulated benefit was valued at the established present value of the payments to be received by the executives upon reaching the specified ages noted above at a discount rate of 6%.  The annual benefit will be payable in twelve monthly installments.

DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

Proposed director nominees are recommended to the Board of Directors for its approval by the Company’s Corporate Governance/Nominating Committee (“CGNC”). The CGNC is comprised of six  directors, five of whom are deemed to be independent and one, Mr. Lerner, the committee’s chairman, who is temporarily deemed not to be independent as described further under the heading “Independence of Board of Directors” at pages 12-13 above. In determining the independence of the CGNC members, the Board of Directors has used the definition of independence contained in Rule 4200(a)(15) of the Marketplace Rules of The NASDAQ Stock Market and has applied this definition consistently to all members of the CGNC.

A copy of the CGNC’s Charter and the Company’s Corporate Governance Guidelines can be found on the Company’s website (www.enterprisebanking.com). The Charter and Guidelines outline director qualifications, appointment to and removal from the Board of Directors and its various committees, structure and operations of the Board of Directors and its various committees and the CGNC’s reporting function to the Board of Directors.

The CGNC has reviewed, refined and formalized criteria for the selection of new directors to the Board of Directors. These criteria include independence, experience relevant to the needs of the Company, leadership qualities and the ability to represent the broad interests of shareholders. In selecting new directors, consideration is given to both the personal qualities and abilities of individual candidates and the collective skills and aptitudes of the Board of Directors as a whole.

Nominees for election to the Board of Directors may be identified and submitted to the CGNC for its consideration by directors, shareholders and/or management. The CGNC may also retain a professional search firm to assist with the identification of qualified candidates.

The Chairman of the CGNC and the Chairman of the Board of Directors shall extend an invitation to join the Board of Directors, subject to election by the Company’s shareholders, to those nominees who are recommended by the CGNC and approved by the Board of Directors. The Board of Directors also retains the right, as outlined in the Company’s by-laws, to appoint directors as needed throughout the year.

Directors are required to attend the Company’s annual meeting. Absences will be allowed for serious personal or business obligations that cannot be rescheduled. All of the Company’s directors attended the 2008 annual meeting.

Shareholders may submit nominations for candidates for election to the Board of Directors in accordance with the applicable requirements contained in the Company’s by-laws to the attention of the Company’s Secretary at the Company’s principal office located at 222 Merrimack Street, Lowell, Massachusetts 01852. Shareholders may also communicate directly with members of the Board of Directors by sending such communications to a specified director or group of directors or to the Board of Directors in its entirety, addressed c/o the Secretary of the Company at the Company’s principal office at the foregoing address. There have been no changes to these procedures since the Company last described these procedures in its proxy statement relating to the 2008 annual meeting of shareholders.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company’s Board of Directors (the “Audit Committee”) is comprised of five independent directors and operates under a written charter.  A copy of the Audit Committee’s Charter can be found on the Company’s website (www.enterprisebanking.com).  The Audit Committee reviews and reassesses the adequacy of the Audit Committee charter on an annual basis.  The Board of Directors has determined that both Nickolas Stavropoulos and Carol Reid, who are two of these five independent directors, qualify to serve as an Audit Committee Financial Expert (as such term is defined under applicable SEC rules).  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm, which reports directly to the Audit Committee.  The Audit Committee held nine meetings in 2008 and met in executive session at eight meetings.  The Committee also held four executive sessions  with the Company’s independent registered public accounting firm in 2008, at which time discussions of financial management, accounting, and internal controls took place.

In determining the independence of the Audit Committee members, the Board of Directors has used, as required for a company with shares listed on the NASDAQ Global Market, the definition of independence contained in Section 4200(a)(15) of the Marketplace Rules of The NASDAQ Stock Market as well as the additional independence requirements contained in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and Rule 10A-3(b)(1) of the Commission, and has applied such definition and additional criteria consistently to all members of the Audit Committee.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for auditing whether the Company maintained, in all material respects, effective internal controls over  financial reporting and for issuing reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee’s responsibilities also include resolving any disagreements that may arise between management and the Company’s independent registered public accounting firm.  In addition, the Audit Committee is responsible for the oversight of financial reporting and establishing procedures for the receipt, retention and treatment of any complaints that may be received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of any concerns that may arise regarding questionable accounting or auditing matters.

The Audit Committee has met and held discussions with management and the Company’s independent registered public accounting firm.  Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed under the professional standards of the AICPA and Public Company Accounting Oversight Board.

The Company’s independent registered public accounting firm has also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit Committee has discussed with the Company’s independent registered public accounting firm that firm’s independence.

Based upon the Audit Committee’s discussions with management and the Company’s independent registered public accounting firm, and the Audit Committee’s review of the representation of management and the reports of the Company’s independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 as filed with the SEC.

Nickolas Stavropoulos (Chairperson)

Carol L. Reid (Vice Chairperson)

Carole A Cowan

Lucy A. Flynn

John P. Harrington

TRANSACTIONS WITH CERTAIN RELATED PERSONS

The Audit Committee reviews disclosures made in this Proxy Statement and all other reports and filings of the Company required under the federal securities laws regarding all related-party transactions that are required to be disclosed under the requirements of Item 404 of the SEC’s Regulation S-K.  The Company’s Code of Business Conduct and Ethics, which can be found on the Company’s website (www.enterprisebanking.com), provides procedures for the Board of Directors’ review and approval of transactions involving the Company and related parties.  Any transactions involving the Company (including any subsidiaries) and members of the Board of Directors, officers holding a title of senior vice president or above or any family members or affiliated entities of any such directors or officers  must be conducted on an arms’-length basis and any consideration paid or received by the Company in connection with any such transaction shall be on terms no less favorable to the Company than terms that would be available under the same or similar circumstances with an unaffiliated third party.  With respect to any such transaction, the director’s or officer’s interest is disclosed to the Board of Directors prior to any action being taken by the Board to approve the transaction.

The Bank leases its headquarters from a realty trust, the sole beneficiary of which is a limited partnership in which Mr. Putziger holds a 13.7% limited partnership interest.  The Bank paid a total of $236,638 in lease payments to the trust in 2008, of which Mr. Putziger personally received $32,514 through his limited partnership interest.  The Board of Directors believes that the terms of this lease, including the amounts paid by the Bank, are substantially similar to such terms as would be included in a comparable lease transaction entered into at the time of such lease with a party who is not affiliated with the Bank or any of its Directors.

Certain Directors and executive officers of the Company are also customers of the Bank and have entered into loan, trust and brokerage and deposit transactions with the Bank in the ordinary course of business. In addition, certain Directors are also directors, trustees, officers or stockholders of corporations and non-profit entities or members of partnerships that are customers of the Bank and that enter into loan and other transactions with the Bank in the ordinary course of business. Such loan transactions with Directors and executive officers of the Bank and with such corporations, non-profit entities and partnerships are on such terms, including interest rates, repayment terms and collateral, as those prevailing at the time for comparable transactions with persons who are not affiliated with the Bank and do not involve more than a normal risk of collectibility or present other features unfavorable to the Bank.

SECURITIES OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth stock ownership information with respect to Directors, Named Executive Officers, all Directors and executive officers as a group and all other persons known to the Company who are the beneficial owners of more than 5% of the Common Stock. All such information is as of March 9, 2009. This information includes the total number of shares of the Common Stock known by the Company to be beneficially owned by each such person and group and the percentage of the Common Stock each such person and group beneficially owns. All shares are owned of record and beneficially, and each person and group identified has sole voting and investment power with respect to such shares, except as otherwise noted.

Directors	Shares of Common Stock Beneficially Owned (1)(2)	Percent of Total Common Stock (3)
Kenneth S. Ansin (4)	132,504	1.64%
John P. Clancy, Jr. (5)	105,211	1.30%
John R. Clementi (6)	68,790	*
James F. Conway, III (7)	16,069	*
Carole A. Cowan	5,135	*
Nancy L. Donahue (8)	41,484	*

	Shares of Common Stock Beneficially Owned (1)(2)	Percent of Total Common Stock (3)
Directors

George L. Duncan (9)	474,549	5.80%
710 Andover Street
Lowell, MA 01852

Lucy A. Flynn (10)	9,846	*

Eric W. Hanson	453,689	5.62%
34 Overlook Drive
Hollis, NH 03049

John P. Harrington (11)	14,069	*

Arnold S. Lerner (12)	508,420	6.30%
155 Pine Hill Road
Hollis, NH 03049

Richard W. Main (13)	266,117	3.28%

Michael T. Putziger (14)	72,861	*

Carol L. Reid	4,473	*

Michael A. Spinelli	279,023	3.48%

Nickolas Stavropoulos (15)	6,447	*

Other Named Executive Officers

Robert R. Gilman (16)	73,514	*

James A. Marcotte (17)	17,125	*

All Directors and Executive	2,596,808	31.10%
Officers as a Group (19 Persons)

Other 5% Stockholders

Ronald M. Ansin	761,355	9.44%
132 Littleton Road
Harvard, MA 01451

*                                         Named individual beneficially owns less than 1% of total Common Stock.

(1)                                  The information as to the Common Stock beneficially owned has been furnished by each such stockholder.

(2)                                  Includes shares subject to options exercisable within sixty days as follows: Mr. Clancy, 48,000; Mr. Duncan, 107,000; Mr. Main, 56,000; Mr. Gilman, 28,500; Mr. Marcotte, 15,625; and all Directors and executive officers as a group, 280,937.

(3)                                  The percentage ownership interest of each director, named executive officer and all directors and executive officers as a group is calculated on the basis of 8,068,581 shares outstanding as of the Record Date plus, in each such calculation, the number of shares that may be purchased pursuant to vested options held by the individual director or named executive officer or all directors and executive officers as a group, as the case may be.

(4)                                  Includes 44,407 shares owned jointly with Mr. Ansin’s wife, 2,000 shares owned by Mr. Ansin’s children and 2,000 shares owned by a trust for which Mr. Ansin is the trustee.

(5)                                  Includes 2,171 shares owned by Mr. Clancy’s children and 48,040 shares owned jointly with Mr. Clancy’s wife.  Also included are 7,000 shares of restricted stock that are not yet vested, but of which Mr. Clancy has voting power.

(6)                                  All shares are held by Mr. Clementi through trusts.

(7)                                  Includes 14,138 shares owned jointly with Mr. Conway’s wife.

(8)                                  Includes 10,000 shares held in trust for which Ms. Donahue’s husband is the trustee.

(9)                                  Includes 17,730 shares owned by Mr. Duncan’s wife and 27,134 shares owned jointly by Mr. Duncan’s wife and his adult children.

(10)                            Includes 4,000 shares owned by Ms. Flynn’s husband.

(11)                            Includes 3,723 shares owned jointly with Mr. Harrington’s wife.

(12)                            Includes 218,647 shares owned by Mr. Lerner’s wife, for which Mr. Lerner disclaims beneficial ownership.

(13)                            Includes 87,012 shares held by Mr. Main through a trust, and 78,000 shares owned jointly with Mr. Main’s wife.  36,000 shares owned by Mr. Main are pledged as collateral.

(14)                             Includes 10,891 shares owned by trusts for which Mr. Putziger is the trustee and 923 shares owned by Mr. Putziger’s wife.

(15)                             All shares are owned jointly with Mr. Stavropoulos’ wife.

(16)                            Includes 45,014 shares owned jointly with Mr. Gilman’s wife.

(17)                            Includes 1,500 shares owned jointly with Mr. Marcotte’s wife.

STOCKHOLDER PROPOSALS

Under applicable rules of the SEC, proposals of stockholders of the Company intended to be presented at the Company’s 2010 annual meeting of stockholders must be received by the Company no later than December 3, 2009 to be included in the Company’s proxy statement and form of proxy relating to that meeting. If the 2010 annual meeting of stockholders is advanced or delayed by more than 30 days from the date of the Annual Meeting, the date by which stockholder proposals to be presented at the 2010 meeting must be received by the Company to be included in the Company’s proxy statement and form of proxy relating to that meeting will change from the date indicated in the preceding sentence. If this occurs, the Company will inform stockholders of such change by including a notice to such effect in its earliest possible quarterly report on Form 10-Q as filed by the Company with the SEC.

In addition to the foregoing SEC rules, pursuant to the Company’s articles of organization and by-laws, any stockholder wishing to have any Director nomination or stockholder proposal considered at the Annual Meeting (although not otherwise included in this Proxy Statement) must provide written notice of such nomination or proposal to the Secretary of the Company in accordance with the requirements of the articles of organization and by-laws of the Company at its principal executive offices by no later than April 13, 2009.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company’s Directors and executive officers and any other persons who own more than 10% of the outstanding shares of the Common Stock file with the SEC initial reports of ownership and subsequent reports of changes of ownership with respect to their beneficial ownership of the Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports that they may be required to file.

To the Company’s knowledge, all reports under Section 16(a) of the Exchange Act that any of its Directors or executive officers has been required to file during the year ended December 31, 2008 and through March 9, 2009 have been filed on a timely basis.

OTHER MATTERS

Shares represented by proxies in the enclosed form will be voted as stockholders direct. Properly executed proxies that contain no directions to the contrary will be voted (1) FOR the election of the five nominees to serve as Directors of the Company, (2) FOR the approval and adoption of the Company’s 2009 Stock Incentive Plan and (3) FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. At the time of preparation of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. As stated in the accompanying proxy card, if any other business should properly come before the Annual Meeting, the proxies named therein have discretionary authority to vote the shares according to their best judgment.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K (without exhibits) is included with the Company’s Annual Report to Stockholders, and is being furnished to shareholders of record together with this Proxy Statement. Requests for additional copies may be directed to: Enterprise Bancorp, Inc., 222 Merrimack Street, Lowell, Massachusetts 01852, Attention: Michael A Spinelli, Secretary.

ADDITIONAL COPIES OF ANNUAL REPORT AND PROXY STATEMENT

AVAILABLE TO SHAREHOLDERS SHARING COMMON MAILING ADDRESS

Unless the Company has received instructions to the contrary, two or more shareholders of record who share a common mailing address may receive one Annual Report to Stockholders and one copy of this Proxy Statement, together with a separate proxy card for each such shareholder, in a single package addressed to such shareholders. Any shareholder of record who shares a common mailing address with one or more other shareholders of record and has received a single Annual Report to Stockholders and Proxy Statement as provided herein, may request a separate Annual Report to Stockholders and Proxy Statement either by directing such request in writing to the Secretary of the Company at the address given in the preceding paragraph or by making such request by phone, directed to Jim Marcotte at (978) 656-5614. If you are a shareholder of record who shares a common mailing address with one or more other shareholders of record, you may ensure future delivery of the desired number of Annual Reports to Stockholders and Proxy Statements (whether a single copy or multiple copies) by requesting such either in writing or by phone in accordance with the foregoing instructions.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.

April 2, 2009

ENTERPRISE BANCORP, INC.

2009 STOCK INCENTIVE PLAN

SECTION 1.          GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of this plan is the Enterprise Bancorp, Inc. 2009 Stock Incentive Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Enterprise Bancorp, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means the compensation committee of the Board, which is comprised of not less than three Non-Employee Directors, each of whom qualifies as an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act; provided, however, that if and to the extent that the Board at any time assumes the powers and responsibilities of the Administrator under the Plan, then all references to the “Administrator” in the Plan shall refer to the Board under such circumstances.

“Award” or “Awards” means, except where referring to a particular category of grant under the Plan, any and all of the following:  Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, RSUs and SARs.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Change in Control” means the occurrence of either (i) a change in control of the Company that the Company would be required to report in response to Item 5.01 of a Current Report on Form 8-K as filed by the Company with the Securities and Exchange Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act or, if such reporting obligation is no longer in effect, any regulations promulgated by the Securities and Exchange Commission or any successor agency pursuant to the Exchange Act or any successor statute that are intended to serve similar purposes, or (ii) a person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becoming a beneficial owner (as that term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent or more of the total number of votes that may be cast for the election of directors of the Company, and in either such case the Board has not consented to the occurrence of such event by a two-thirds vote of all of its members (unless there is an Interested Stockholder, as that term is defined in the Company’s articles of organization, as amended, in which case the affirmative vote of two-thirds of the Continuing Directors, as that term is defined in the Company’s articles of organization, as amended, shall also be required).  In addition to the foregoing, a Change in Control shall be deemed to have occurred if as the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale or other disposition of assets or any contested election of directors of the Company or any combination of the foregoing transactions, the persons who were directors of the Company before such transaction or related series of transactions shall cease to constitute a majority of the Board or of the board of directors of any successor entity.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute, and related rules, regulations and interpretations.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Disability” means a condition of total incapacity, mental or physical, for further performance of duty with the Company and/or any Subsidiary, which the Administrator shall have determined, on the basis of competent medical evidence, is likely to be permanent.

“Effective Date” means the date on which the Plan is approved by the Board as set forth in Section 15.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the closing price of the Stock as reported on the Nasdaq Global Market or another national securities exchange.  If there is no trading in the Stock on such date, the determination shall be made by reference to the closing price of the Stock on the last date preceding such date on which the Stock was traded.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

2

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock, subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“RSU” means a restricted stock unit granted pursuant to Section 7.

“SAR” means a stock appreciation right granted pursuant to Section 7.

 “Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the common stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent corporation or Subsidiary.

SECTION 2.          ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)           Administration of Plan.  The Plan shall be administered by the Administrator.

(b)           Powers of Administrator.  Subject to the penultimate sentence of this subsection (b), the Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)  to select the individuals to whom Awards may from time to time be granted;

(ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, RSUs and SARs, or any combination of the foregoing, granted to any one or more grantees;

(iii)  to determine the number of shares of Stock to be covered by any Award;

(iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)  subject to the terms of the Plan, to accelerate at any time the exercisability or vesting of all or any portion of any Award;

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(vi)  subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii)  at any time to adopt, alter or repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

Notwithstanding any other provision contained in the Plan to the contrary, the terms and conditions of each and every Award granted to the Company’s chairman, president, and chief executive officer, to all other executive officers of the Company or any Subsidiary, which shall include all officers who are subject to the provisions of Section 16 of the Exchange Act and any other additional officers as may be determined by the Board, and to any director of the Company, shall be approved by the Board.  All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)           Delegation of Authority to Grant Awards.  Subject to applicable law, the Administrator, in its discretion, may delegate to the chief executive officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to persons other than the chairman, the president, and the chief executive officer of the Company, any other executive officer of the Company or any Subsidiary (as determined pursuant to the penultimate sentence of Section 2(b) above), and any director of the Company.  Any such delegation by the Administrator shall include a limitation as to the amount or value of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of any applicable exercise price and the vesting criteria.  The Administrator may revoke or amend the terms of a delegation at any time, but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)           Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award, which may include, without limitation, the term of an Award, the provisions applicable in the event employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

(e)           Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles of organization or bylaws, each as amended, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

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SECTION 3.          STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)           Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan, subject to adjustment as provided in Section 3(c), shall be 400,000 shares.  For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)           Limitations on Size of Grants.  The total number of shares of Stock with respect to which Options and Restricted Stock Awards and any RSUs and/or SARs that may by their terms be settled in whole or in part in shares of Stock may be granted under the Plan to any single person, whether an employee of the Company or otherwise, shall not exceed in the aggregate 120,000 (subject to adjustment pursuant to Section 3(c) below).

(c)           Changes in Capital Stock.  If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company are distributed with respect to such shares of Stock, the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the limitation set forth in Section 3(b) above), (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to such outstanding Stock Options) as to which such Stock Options remain exercisable; provided, however, that no adjustment shall be made hereunder with respect to any Incentive Stock Option that would constitute a modification as defined under Section 424 of the Code.  Any adjustment by the Administrator hereunder shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d)           Change in Control or Liquidation.  Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation, in the case of and subject to the consummation of a Change in Control or a liquidation of the Company, all Options that are not exercisable immediately prior to the effective time of the Change in Control or liquidation shall become fully exercisable as of such effective time and all Restricted Stock Awards, RSUs and SARs shall become fully vested and nonforfeitable as of such effective time.  Upon the effective time of a Change in Control or liquidation of the Company, the Plan and all outstanding Options granted hereunder shall terminate, unless, in the case of a Change in Control, provision is made in connection with the Change in Control in the sole discretion of the parties thereto for the assumption or continuation of all Options theretofore granted by the successor entity, or the substitution of such Options with new stock options of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if

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appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder).  In the event of such prospective termination of outstanding Options, the Company shall have the option in its sole discretion to either (i) make or provide for a cash payment to the holders of such Options, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value on a per share basis as determined by the Administrator of the consideration payable or otherwise to be received by the Company’s shareholders in such Change in Control or liquidation multiplied by the number of shares of Stock subject to such Options (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of such value) and (B) the aggregate exercise price of all such Options or (ii) permit the holders of such Options, within a specified period of time prior to the consummation of the Change in Control or liquidation as determined by the Administrator, to exercise the Options.

(e)           Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation.  The Administrator may direct that the substitute Awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Sections 3(a) and 3(b).

(f)            Interpretation.  Except as expressly provided to the contrary in this Section 3, the issuance by the Company of shares of capital stock of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or price of shares of Stock then subject to outstanding Options or Restricted Stock Awards.

SECTION 4.          ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees and Non-Employee Directors of the Company and its Subsidiaries, as well as other key persons (including consultants and prospective employees), as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.          STOCK OPTIONS

(a)           Stock Option Grants.  Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.  Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions contained in this Section 5 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

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(b)           Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to Section 5(a) shall be determined by the Administrator at the time of grant, but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c)           Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)           Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at the time of grant and set forth in the applicable Option Award Agreement.  The Administrator may not accelerate the exercisability of all or any portion of any Stock Option, except in the case of a Change in Control or liquidation of the Company or upon the death or Disability of the grantee.  A grantee of a Stock Option shall have the rights of a stockholder only as to shares acquired upon the exercise of the Stock Option and not as to any unexercised portion of the Stock Option.

(e)           Method of Exercise.  Stock Options may be exercised in whole or in part by giving written notice of exercise to the Company or to such third-party service provider as may be designated by the Company for such purpose, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Agreement:

(i)  In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)  Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date.  To the extent required to avoid variable accounting treatment under FAS 123R or other applicable accounting rules, such surrendered shares shall have been owned by the optionee for at least six months; or

(iii)  By the optionee delivering to the Company or its third-party designee a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

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Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the Company’s transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)            Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or of its parent corporation or any Subsidiary become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.          RESTRICTED STOCK AWARDS

(a)           Nature of Restricted Stock Awards.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The grant of a Restricted Stock Award is contingent on the grantee executing a Restricted Stock Award Agreement.  The terms and conditions of each such Restricted Stock Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)           Rights as a Stockholder.  Upon execution of a Restricted Stock Award Agreement and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Agreement.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the Company’s transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 6(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)           Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the applicable Restricted Stock Award Agreement.  Except in the case of a Change in Control or liquidation of

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the Company or upon the death or Disability of the grantee, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from, or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of shares of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)           Vesting of Restricted Stock.  The Administrator at the time of grant shall specify and include in the applicable Restricted Stock Award Agreement the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested”.  Except in the case of a Change in Control or liquidation of the Company or upon the death or Disability of the grantee, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 6(c) above.

SECTION 7.          RESTRICTED STOCK UNITS AND STOCK APPRECIATION RIGHTS

The Administrator may grant RSUs and SARs in respect of such number of shares of Stock subject to the Plan as it shall determine in its sole discretion.  The terms and conditions of any such RSUs or SARs shall be contained in an RSU Agreement or SAR Agreement as the case may be.

SECTION 8.          TRANSFERABILITY OF AWARDS

(a)           Transferability.  Except as provided in Section 8(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)           Administrator Action.  Notwithstanding Section 8(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships or limited liability companies in which such family members are the only partners or members, provided that the transferee agrees in writing with

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the Company to be bound by all of the terms and conditions of the Plan and the applicable Award.

(c)           Family Member.  For purposes of Section 8(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)           Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 9.          TAX WITHHOLDING

(a)           Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)           Payment in Stock.  Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation (and not more than such amount) satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 10.        SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such

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payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 11.        TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:  (i) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 12.        AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.  To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, or to the extent determined by the Administrator to be required to ensure the availability to the Plan of the protections of Section 16(b) of the Exchange Act or for any other reason under applicable law, Plan amendments shall be subject to the approval of the Company’s stockholders entitled to vote at a meeting of stockholders.  Nothing in this Section 12 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 13.        STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 14.        GENERAL PROVISIONS

(a)           No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

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(b)           Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  All stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, and the rules, regulations and requirements of any stock exchange on which the Stock is listed or traded.  The Administrator may place legends on any stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, rules, regulations or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)           Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 14(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)           Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee or other person any right to continued employment or other service relationship with the Company or any Subsidiary.

(e)           Insider Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy and procedures, as in effect from time to time.

(f)            Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, then any grantee of an Award who is included among the individuals subject to automatic forfeiture

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under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

(g)           Forfeiture of Awards for Dishonesty.  Notwithstanding anything to the contrary in the Plan or in any Award Agreement, if the Administrator determines, after full consideration of the facts presented on behalf of both the Company and a grantee of an Award, that the grantee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment by or performance of services for the Company or a Subsidiary that has damaged the Company or a Subsidiary in any way, or has disclosed trade secrets or other proprietary information of the Company or a Subsidiary or has otherwise violated the terms of his or her employment by, or any other agreement or understanding with, the Company or any Subsidiary, (i) the grantee shall forfeit all unexercised Options and/or unvested Restricted Stock, RSUs and SARs and all exercised Options and vested Restricted Stock, RSUs and SARs to the extent that the Company has not yet delivered or otherwise released the shares or other payments in question, (ii) the Company shall have the right to repurchase all or any part of the shares of Stock acquired by the grantee upon the earlier exercise of any Option or vesting of Restricted Stock or vesting of any RSU or SAR, at a price equal to the amount, if any, paid to the Company by the grantee upon the exercise of such Option, receipt of such Restricted Stock or vesting of such RSU or SAR,,  and (iii) the Company shall have the right to recoup the full amount of all cash payments previously paid to the grantee under any vested RSU or SAR and to recoup the full amount of any profit realized by the grantee upon the sale of any Restricted Stock that has previously vested or any shares of Stock acquired upon the grantee’s earlier exercise of any Option or vesting of any RSU or SAR, which recoupment shall be reduced by an amount equal to the price, if any, paid to the Company by the grantee upon the earlier issuance of such Restricted Stock, exercise of such Option or vesting of such RSU or SAR.  The decision of the Administrator as to the cause of a grantee’s discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive.  No decision of the Administrator, however, shall affect in any manner the finality of the discharge of a grantee by the Company or a Subsidiary.

SECTION 15.        EFFECTIVE DATE OF PLAN

The Plan shall become effective on the date on which it is adopted by the Board (the “Effective Date”), but no Award granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company’s shareholders.  If such shareholder approval is not obtained within twelve months after the Effective Date, the Awards previously granted under the Plan shall not vest and shall terminate and no Awards shall be granted under the Plan thereafter.  Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board; amendments requiring shareholder approval (as provided in Section 12) shall become effective when adopted by the Board, but no Award granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Award to a particular person) unless and until such amendment shall have been approved by the Company’s shareholders.  If such shareholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any Awards granted on or after the date of such amendment shall terminate to the extent that such

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amendment was required to enable the Company to grant such Award to a particular grantee.  Subject to this limitation, Awards may be granted under the Plan at any time during the period from and including the Effective Date through and including the day next preceding the tenth anniversary of the Effective Date.

SECTION 16.        GOVERNING LAW

The Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applied without regard to conflict of law principles.

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<STOCK#> 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 123456 C0123456789 12345 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext C123456789 C 1234567890 J N T 0 2 0 8 1 2 1 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 010TWC 1 U P X + Annual Meeting Proxy Card . + Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Change of Address — Please print new address below. 01 - John P. Clancy, Jr. 02 - James F. Conway, III 03 - Lucy A. Flynn 04 - John P. Harrington 05 - Nickolas Stavropoulos Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of Directors: For Against Abstain 2. To approve and adopt the Company’s 2009 Stock Incentive Plan. 01 02 03 04 05 Mark here to WITHHOLD vote from all nominees Mark here to vote FOR all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. For Against Abstain 3. To ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. [1]IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.[1] Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on May 5, 2009. Vote by Internet • Log on to the Internet and go to www.envisionreports.com/ebtc • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

This proxy is solicited on behalf of the Board of Directors of Enterprise Bancorp, Inc. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. This proxy, when properly executed on the reverse side, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy, if otherwise properly executed, will be voted FOR Proposals 1, 2 and 3. The undersigned, a stockholder of Enterprise Bancorp, Inc. (the “Company”), revoking all prior proxies, hereby appoint(s) Michael A. Spinelli and Arnold S. Lerner, and each of them with full power of substitution, the attorneys, agents and proxies of the undersigned to represent and vote all shares of stock of the Company which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Company and any adjournments or postponements thereof, to be held at the Vesper Country Club, 185 Pawtucket Boulevard, Tyngsboro, Massachusetts, on Tuesday, May 5, 2009, at 4:00 P.M. as specified herein as to each of the proposals. Please mark, date and sign exactly as your name appears on the reverse side and return in the enclosed envelope. Proxy — Enterprise Bancorp, Inc. [1]IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.[1]